UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6295

Nuveen New York Select Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
September 30, 2010

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN

Nuveen New York Select Quality Municipal Fund, Inc.
NVN

Nuveen New York Quality Income Municipal Fund, Inc.
NUN

Nuveen Insured New York Dividend Advantage Municipal Fund
NKO

September

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at,Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 22, 2010

Nuveen Investments 1

Portfolio Manager’s Comments

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the performance of these Funds for the twelve-month period ended September 30, 2010. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these six Funds in 2006.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended September 30, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index rising 1.7% over the twelve months ended August 2010 (the most recent data available at the time this report was produced). This put home prices nationally up 6.7% from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance to create favorable conditions. The reduced issuance of tax-exempt municipal debt was due in part to the introduction of the Build America Bond program in 2009. This new class of taxable municipal debt, created as part of the February 2009 economic stimulus package, currently offers municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. During the twelve months ended September 30, 2010, taxable Build America Bonds issuance totaled $100.9 billion, accounting for 25% of new bonds issued in the municipal market.

Over the twelve months ended September 30, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $403.9 billion, an increase of 12% compared with the twelve-month period ended September 30, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone fell more than 7%.

How were the economic and market environments in New York during this period?

Over the period, New York showed signs of economic recovery as job growth in the state outpaced the national average. Hiring increased in professional and business services, health care, and the leisure and hospitality sectors. However, the state’s financial sector continued to report job losses, as did construction and manufacturing, and state and local governments also continued to shed workers. With the uncertainty still surrounding the economic outlook combining with the impact of financial regulatory reform, some observers believe job growth in the financial sector may remain subdued for some time. As of September 2010, the unemployment rate in New York was 8.3%, down from 8.8% in September 2009 and below the U.S. average of 9.6%. News from the housing sector was also relatively positive. While housing prices in New York City rose a negligible 0.1% over the twelve months ended August 2010 (the most recent data available at the time this report was produced), the city was one of only eight major metropolitan areas to record positive annual growth rates for the period, according to the S&P/Case-Shiller Home Price Index. Because New York experienced relatively low rates of sub-prime lending during the housing boom, the state’s percentage of homes in foreclosure remained well below the national average.

In August 2010, more than four months after the April 1st deadline, New York passed its budget for fiscal 2011. This represented an increase of 4% over fiscal 2010, closed a $9.2 billion deficit through increased fees and taxes, and cut aid to schools. Current plans also call for laying off 1,000 state workers in early 2011. As of September 30, 2010, Moody’s, S&P and Fitch rated New York general obligation debt at Aa2/AA/AA, respectively. For the twelve months ended September 30, 2010, municipal issuance in New York totaled $42.2 billion, an increase of 15% from the previous twelve months. This ranked New York second among state issuers, behind California.

Nuveen Investments 3

What key strategies were used to manage the Funds during this reporting period?

As previously mentioned, the supply of tax-exempt bonds declined nationally during this period, due in part to the issuance of taxable Build America Bonds. This program also impacted the availability of tax-exempt bonds in New York, which ranked second (after California) in terms of dollar amount of bonds issued under the Build America Bond program in 2010. For the twelve months ended September 30, 2010, Build America Bonds accounted for almost 29% of municipal supply in New York. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the Funds.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. Our focus generally remained on premium coupon bonds with maturities between 20 and 30 years. During this period, we found value in several areas of the market, including health care, higher education, housing, utilities and transportation. With the investment policy changes that were implemented across the board in the Nuveen insured funds in early 2010, all of these Funds can now invest up to 20% of their net assets in uninsured investment-grade credits rated BBB- or higher. During the earlier part of this period, we found that bonds at the lower end of the quality spectrum offered value relative to historical credit spreads, and we took advantage of opportunities to add some of these uninsured bonds to NQN, NVN, NUN and NNF.

Some of our investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of Build America Bonds also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds. On the whole, selling was relatively minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of September 30, 2010, all six of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index.For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

4 Nuveen Investments

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 9/30/10

Fund	1-Year	5-Year	10-Year
NQN	8.42%	5.25%	7.05%
NVN	8.18%	5.24%	6.95%
NUN	7.87%	5.11%	6.69%
NNF	7.96%	5.08%	6.65%
NKO	6.88%	5.02%	N/A
NRK	6.70%	5.41%	N/A

Standard & Poor’s (S&P) New York Municipal Bond Index2	5.74%	5.13%	5.79%

Standard & Poor’s (S&P) Insured Municipal Bond Index3	5.72%	4.90%	5.88%

Lipper Single-State Insured Municipal Debt Funds Average4	7.38%	4.95%	6.38%

For the twelve months ended September 30, 2010, the total returns on common share net asset value (NAV) for all six of these New York Funds exceeded the returns for the S&P Indexes. For this same period, NQN, NVN, NUN and NNF outperformed the average return for the Lipper Single-State Insured Municipal Debt Funds Average, while NKO and NRK lagged this measure.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor affecting the Funds’ performances over this period. The impact of structural leverage is discussed in more detail on page six.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the shortest end of the municipal yield curve posting the weakest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the long intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, duration and yield curve positioning proved positive for the performance of these Funds. All six of the Funds benefited from their underweightings in bonds with shorter maturities and overweightings in the intermediate part of the yield curve, which performed well. Although the net impact of their duration and yield curve positioning was positive, NKO and NRK had relatively more exposure to the underper-forming short end of the curve, which detracted from their performance compared with the other four Funds. This weighting differential was due to the fact that NKO and NRK have been able to invest up to 20% of their assets in uninsured investment-grade quality securities since their inceptions in 2002, while the other four Funds just recently gained this capability. During this period, when we were purchasing newer uninsured bonds with longer maturities for NQN, NVN, NUN and NNF and extending their durations, NKO and NRK had no additional room in their portfolios to add such bonds.

Credit exposure also played a role in performance. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about poten-

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

2
The Standard & Poor’s (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Standard & Poor’s (S&P) Insured Municipal Bond Index is an unleveraged, market value-weighted national index designed to measure the performance of the insured U.S. municipal bond market.This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments 5

tial tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. Credit exposure was especially positive in NQN, which had the smallest allocation of bonds rated AAA among these six Funds. While NKO and NRK had the heaviest weightings of bonds rated BBB or lower and non-rated bonds, their overall performances were hampered by their shorter durations, as explained above. In addition, NRK had the greatest exposure to the AAA category, which further detracted from its performance.

Individual holdings that positively contributed to the Funds’ returns during this period included health care and housing bonds. Revenue bonds as a whole performed well, with transportation, leasing, and education among the other sectors that outperformed the general municipal market. Zero coupon bonds also were among the strongest performers. All of these Funds tended to be overweighted in the health care sector relative to the overall municipal market, which generally benefited their performances. This was partially offset by their underweighting of the transportation sector.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, continued to perform poorly during this period. While these securities continued to provide attractive tax-free income, the underperformance of these bonds can be attributed primarily to the price declines associated with their shorter effective maturities and higher credit quality. Among these Funds, NRK had the heaviest weighting of pre-refunded bonds, which detracted from its performance, while NQN held the fewest pre-refunded bonds. General obligation and other tax-supported bonds also struggled to keep pace with the municipal market return for the twelve months. All of these Funds were underweighted in tax-supported bonds, which lessened the impact of these holdings. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds also turned in a weak performance. Bonds backed by the 1998 master tobacco settlement agreement also posted relatively poor returns. NKO and NRK, the only two of these Funds to hold lower-rated tobacco bonds, were underexposed to this sector, with allocations of approximately 2% each.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of all these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS

6 Nuveen Investments

issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, 33 Nuveen leveraged closed-end funds, (including NUN), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters (including NUN) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal

Nuveen Investments 7

defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

As of September 30, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

	Auction Rate	% of Original
	Preferred Shares	Auction Rate
Fund	Redeemed	Preferred Shares
NQN	$144,000,000	100.0%
NVN	$193,000,000	100.0%
NUN	$ 36,225,000	18.4%
NNF	$ 14,650,000	22.5%
NKO	$ 61,000,000	100.0%
NRK	$ 27,000,000	100.0%

MTP

During the current reporting period, NRK completed the issuance of $27.68 million of 2.55%, Series 2015 MTP. The net proceeds from this offering were used to refinance the Fund’s outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol “NRK Pr C”. MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund’s managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in their cost of leverage should short term interest rates rise sharply in the coming years.

VRDP

During the current reporting period, NQN and NVN issued $112.3 and $164.8 million, respectively, of VRDP to redeem at par its remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

8 Nuveen Investments

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.

As of September 30, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.6 billion of the approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

As a result of the “credit crunch” that began in 2007 and that led to the financial crisis that peaked in late 2008, the financial strength ratings assigned to most municipal bond insurers have been downgraded by the primary ratings agencies. These ratings downgrades generally have reduced, and any additional ratings downgrades may further reduce, the effective rating of many of the bonds insured by those bond insurers, including bonds held by the Funds. This in turn has sharply reduced, and in some cases may have eliminated, the value provided by such insurance. Nonetheless, the Fund’s holdings continue to be well diversified and on the whole, the underlying credit quality of its holdings are of medium to high quality. It is also important to note that municipal bonds historically have had a very low rate of default.

On May 3, 2010, the Nuveen funds’ Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal bond closed-end funds. The Board took this action in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund’s investment policies are intended to increase the Fund’s investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, which were effective immediately, provide that under normal circumstances, the Funds invest at least 80% of their net assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims-paying ability rated at least BBB- at the time of purchase by at least one independent rating agency. In addition, each Fund invests at least 80% of its net assets in municipal securities that are rated at least BBB- at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or that are unrated but judged to be of similar credit quality by Nuveen Asset Management, or that are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities with underlying bonds that are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities that are rated at least BBB- (based on the higher of the rating of the insurer, if any, or the underlying bond) or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Nuveen Investments 9

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended September 30, 2010, NVN, NUN and NNF each had three monthly dividend increases; NQN had two monthly increases; and NKO and NRK each had one monthly increase.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2009 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NKO	$0.0019	$0.0007
NRK	$0.0407	$0.0245

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2010, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of September 30, 2010, and since the inception of the Funds’ repurchase program, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NQN	105,600	0.6%
NVN	118,000	0.5%
NUN	159,800	0.7%
NNF	85,700	1.0%
NKO	27,000	0.3%
NRK	6,800	0.2%

10 Nuveen Investments

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased and Retired	Repurchased and Retired	Repurchased and Retired
NUN	1,700	$12.81	12.38%
NNF	12,700	$13.02	11.83%

As of September 30, 2010, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

	9/30/10	12-Month Average
Fund	(-) Discount	(-) Discount
NQN	-3.86%	-6.81%
NVN	-2.47%	-7.76%
NUN	-2.64%	-7.66%
NNF	-3.50%	-7.76%
NKO	-4.42%	-7.92%
NRK	-3.97%	-6.94%

Nuveen Investments 11

NQN	Nuveen New York
Investment Quality
Performance	Municipal Fund, Inc.
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$14.93
Common Share
Net Asset Value (NAV)	$15.53
Premium/(Discount) to NAV	-3.86%
Market Yield	5.39%
Taxable-Equivalent Yield3	8.03%
Net Assets Applicable to
Common Shares ($000)	$272,028
Average Effective
Maturity on Securities (Years)	15.10
Leverage-Adjusted Duration	6.12

Average Annual Total Return
(Inception 11/20/90)
	On Share Price	On NAV
1-Year	11.63%	8.42%
5-Year	6.21%	5.25%
10-Year	7.54%	7.05%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	36.3%
Education and Civic Organizations	15.6%
Health Care	14.4%
Transportation	8.3%
Tax Obligation/General	8.3%
Water and Sewer	5.9%
Utilities	5.7%
Other	5.5%

Insurers4
(as a % of total Insured investments)
NPFG5	30.7%
AMBAC	28.9%
FGIC	16.7%
AGM	16.2%
Other	7.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaran- teeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

12 Nuveen Investments

NVN	Nuveen New York
Select Quality
Performance	Municipal Fund, Inc.
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$15.40
Common Share
Net Asset Value (NAV)	$15.79
Premium/(Discount) to NAV	-2.47%
Market Yield	5.45%
Taxable-Equivalent Yield3	8.12%
Net Assets Applicable to
Common Shares ($000)	$366,197
Average Effective
Maturity on Securities (Years)	15.54
Leverage-Adjusted Duration	6.84

Average Annual Total Return
(Inception 5/22/91)
	On Share Price	On NAV
1-Year	18.34%	8.18%
5-Year	6.82%	5.24%
10-Year	7.59%	6.95%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	34.6%
Education and Civic Organizations	15.5%
Health Care	10.2%
U.S. Guaranteed	9.1%
Utilities	9.0%
Transportation	7.1%
Tax Obligation/General	5.5%
Water and Sewer	5.1%
Other	3.9%

Insurers4
(as a % of total Insured investments)
NPFG5	30.7%
AMBAC	28.5%
AGM	18.5%
FGIC	17.5%
Other	4.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 92% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

Nuveen Investments 13

NUN	Nuveen New York
Quality Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$15.10
Common Share
Net Asset Value (NAV)	$15.51
Premium/(Discount) to NAV	-2.64%
Market Yield	5.48%
Taxable-Equivalent Yield3	8.17%
Net Assets Applicable to
Common Shares ($000)	$368,505
Average Effective
Maturity on Securities (Years)	14.53
Leverage-Adjusted Duration	6.28

Average Annual Total Return
(Inception 11/20/91)
	On Share Price	On NAV
1-Year	16.77%	7.87%
5-Year	6.65%	5.11%
10-Year	7.59%	6.69%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	34.8%
Education and Civic Organizations	15.1%
U.S. Guaranteed	11.2%
Transportation	10.5%
Health Care	9.9%
Utilities	7.9%
Other	10.6%

Insurers4
(as a % of total Insured investments)
NPFG5	28.9%
AGM	24.6%
AMBAC	23.6%
FGIC	20.0%
Other	2.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaran- teeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 96% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

14 Nuveen Investments

NNF	Nuveen Insured New York
Premium Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$15.18
Common Share
Net Asset Value (NAV)	$15.73
Premium/(Discount) to NAV	-3.50%
Market Yield	5.10%
Taxable-Equivalent Yield3	7.60%
Net Assets Applicable to
Common Shares ($000)	$129,681
Average Effective
Maturity on Securities (Years)	14.81
Leverage-Adjusted Duration	5.98

Average Annual Total Return
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	17.25%	7.96%
5-Year	6.12%	5.08%
10-Year	7.33%	6.65%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	38.2%
Education and Civic Organizations	15.4%
Health Care	14.6%
Transportation	9.0%
Water and Sewer	6.6%
Utilities	4.6%
Other	11.6%

Insurers4
(as a % of total Insured investments)
AMBAC	30.3%
NPFG5	25.9%
AGM	18.8%
FGIC	15.6%
Other	9.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaran- teeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 94% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

Nuveen Investments 15

NKO	Nuveen Insured New York
Dividend Advantage
Performance	Municipal Fund
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$14.72
Common Share
Net Asset Value (NAV)	$15.40
Premium/(Discount) to NAV	-4.42%
Market Yield	5.26%
Taxable-Equivalent Yield3	7.84%
Net Assets Applicable to
Common Shares ($000)	$122,238
Average Effective
Maturity on Securities (Years)	15.48
Leverage-Adjusted Duration	5.33

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	10.62%	6.88%
5-Year	5.88%	5.02%
Since
Inception	5.92%	6.67%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	27.2%
Health Care	15.9%
Education and Civic Organizations	15.3%
Transportation	10.1%
Utilities	8.6%
Tax Obligation/General	7.1%
U.S. Guaranteed	6.3%
Other	9.5%

Insurers4
(as a % of total Insured investments)
NPFG6	26.9%
AMBAC	24.5%
AGM	22.5%
FGIC	21.0%
Other	5.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaran- teeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 89% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0026 per share.
6	MBIA’s public finance subsidiary.

16 Nuveen Investments

NRK	Nuveen Insured New York
Tax-Free Advantage
Performance	Municipal Fund
OVERVIEW
as of September 30, 2010

Fund Snapshot
Common Share Price	$14.75
Common Share
Net Asset Value (NAV)	$15.36
Premium/(Discount) to NAV	-3.97%
Market Yield	5.00%
Taxable-Equivalent Yield3	7.45%
Net Assets Applicable to
Common Shares ($000)	$53,866
Average Effective
Maturity on Securities (Years)	13.80
Leverage-Adjusted Duration	5.83

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	13.97%	6.70%
5-Year	6.40%	5.41%
Since
Inception	5.28%	6.10%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	30.2%
Education and Civic Organizations	18.5%
U.S. Guaranteed	16.7%
Health Care	14.6%
Transportation	8.7%
Other	11.3%

Insurers4
(as a % of total Insured investments)
AMBAC	29.5%
NPFG6	29.0%
FGIC	17.1%
AGM	10.9%
AGC	7.7%
Other	5.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaran- teeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 88% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0652 per share.
6	MBIA’s public finance subsidiary.

Nuveen Investments 17

Report of Independent
Registered Public Accounting Firm

The Board Directors/Trustees and Shareholders
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen Insured New York Premium Income Municipal Fund, Inc.
Nuveen Insured New York Dividend Advantage Municipal Fund
Nuveen Insured New York Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund (the “Funds”), as of September 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2010, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 24, 2010

18 Nuveen Investments

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 23.9% (15.6% of Total Investments)
$ 3,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, Culinary Institute of	1/11 at 100.50	A	$ 3,520,055
	America, Series 1999, 5.000%, 7/01/22 – NPFG Insured
1,880	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds,	1/11 at 100.00	N/R	1,885,283
	St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured
935	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	A	961,283
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
6,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical	1/11 at 100.00	A	6,520,605
	College, Series 1998, 5.000%, 7/01/21 – NPFG Insured
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University,	7/11 at 100.00	Aa3	2,034,420
	Series 2001, 5.000%, 7/01/18 – AMBAC Insured
3,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	3,324,960
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
1,730	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	1,846,533
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
2,080	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	2,185,830
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
550	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	7/17 at 100.00	A	567,116
	5.000%, 7/01/37 – FGIC Insured
1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005,	7/15 at 100.00	Baa1	1,164,950
	5.000%, 7/01/21 – NPFG Insured
740	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007,	7/17 at 100.00	AA–	790,364
	5.000%, 7/01/32 – AMBAC Insured
2,400	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	2,646,576
	2009A, 5.250%, 7/01/34
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	3,213,810
	2009B, 5.000%, 7/01/39
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,319,964
	Cornell University, Series 2008C, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,
	Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,512,750
5,000	5.000%, 7/01/40	7/20 at 100.00	Aa1	5,491,300
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
575	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	671,479
460	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	535,633
4,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds,	7/15 at 100.00	AA–	5,067,675
	Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured
2,390	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	1/17 at 100.00	BB+	2,238,044
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
890	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	904,311
6,080	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	6,165,242
3,685	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	3,413,231
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of	7/14 at 100.00	AA	2,147,280
	Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured
800	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute,	9/20 at 100.00	A	831,824
	Series 2010A, 5.125%, 9/01/40
62,045	Total Education and Civic Organizations			64,960,518

Nuveen Investments 19

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 22.0% (14.4% of Total Investments)
$ 590	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	8/19 at 100.00	AAA	$ 673,402
	Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34
	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,
	Montefiore Medical Center, Series 1999:
560	5.250%, 8/01/19 – AMBAC Insured	2/11 at 100.50	N/R	563,959
4,000	5.500%, 8/01/38 – AMBAC Insured	2/11 at 100.50	N/R	4,024,320
6,875	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	2/11 at 100.00	N/R	6,876,856
	New York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured
1,720	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	1,851,855
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
2,575	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds,	2/15 at 100.00	A	2,692,085
	Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured
3,535	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	3,725,324
	Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured
1,500	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services	1/11 at 100.50	A	1,509,030
	of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 –
	NPFG Insured
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long	1/11 at 100.50	A	8,048,160
	Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%,
	7/01/22 – NPFG Insured
1,325	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series	7/17 at 100.00	AAA	1,452,863
	2007B, 5.250%, 7/01/27 – AGC Insured
6,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer	7/13 at 100.00	AA	6,525,060
	Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured
1,980	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	2,200,988
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
1,805	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System	11/10 at 100.00	A	1,806,300
	Obligated Group, Series 1998, 5.000%, 11/01/23 – NPFG Insured
1,585	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	1,630,696
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
8,525	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	Baa1	8,617,411
	Health System Obligated Group, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured
2,000	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,	2/11 at 100.00	Aa3	2,005,880
	Series 1999A, 5.125%, 2/15/14 – AMBAC Insured
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
	Series 2003A:
3,150	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	3,380,895
2,100	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	2,252,313
57,825	Total Health Care			59,837,397
	Housing/Multifamily – 4.5% (2.9% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue
	Bonds, Series 2005A:
1,230	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	1,380,503
1,230	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	1,384,869
5,740	5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	6,135,716
420	New York City Housing development Corporation, New York, Multifamily Housing Revenue	1/17 at 100.00	AAA	420,197
	Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured
	(Alternative Minimum Tax)
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B,	11/17 at 100.00	Aa2	2,040,120
	5.300%, 11/01/37 (Alternative Minimum Tax)
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B,	5/19 at 100.00	Aa2	459,306
	4.500%, 11/01/29

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing
	Project, Series 1996A:
$ 110	6.100%, 11/01/15 – AGM Insured	11/10 at 100.00	AAA	$ 110,485
150	6.125%, 11/01/20 – AGM Insured	11/10 at 100.00	AAA	150,243
11,330	Total Housing/Multifamily			12,081,439
	Tax Obligation/General – 12.7% (8.3% of Total Investments)
3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing	10/15 at 100.00	A+	3,094,980
	Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 –
	NPFG Insured
1,200	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 –	3/13 at 100.00	A2	1,295,616
	NPFG Insured
635	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 –	No Opt. Call	A2	689,566
	NPFG Insured
2,000	Hempstead Town, New York, General Obligation Bonds, Series 2001A, 5.250%, 1/15/14 –	1/11 at 101.00	Aaa	2,049,040
	NPFG Insured
1,000	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002,	3/12 at 100.00	A	1,038,170
	5.000%, 3/01/16 – FGIC Insured
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	443,800
3,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	3,428,040
2,300	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 –	3/15 at 100.00	AA	2,587,408
	FGIC Insured
	New York City, New York, General Obligation Bonds:
3,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,379,020
2,300	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	2,590,582
	Pavilion Central School District, Genesee County, New York, General Obligation Bonds,
	Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AAA	1,899,299
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AAA	2,042,456
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York,	No Opt. Call	Aa2	1,382,748
	General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds,	10/15 at 100.00	Aa3	1,874,680
	Series 2005, 5.000%, 10/01/16 – AGM Insured
6,110	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	A	6,728,943
31,175	Total Tax Obligation/General			34,524,348
	Tax Obligation/Limited – 53.8% (35.1% of Total Investments)
1,575	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series	7/15 at 100.00	AA–	1,703,945
	2005A, 5.250%, 7/01/24 – CIFG Insured
1,340	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program –	1/11 at 100.50	N/R	1,351,363
	Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School	1/11 at 100.50	A	2,017,560
	District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Nassau County Board of	8/11 at 100.00	AAA	1,032,870
	Cooperative Educational Services, Series 2001A, 5.250%, 8/15/21 – AGM Insured
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes	8/14 at 100.00	AAA	1,591,770
	Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured
2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series	7/14 at 100.00	AA–	2,609,162
	2004-2, 5.000%, 7/01/20 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities
	Improvements, Series 2005D-1:
2,120	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,414,023
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,289,016

Nuveen Investments 21

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,600	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/12 at 100.00	A+	$ 4,911,742
	Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured
3,135	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds,	2/11 at 100.00	Aa3	3,136,975
	Southside Hospital, Series 1998, 5.000%, 2/15/25 – NPFG Insured
375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/15 at 100.00	AAA	421,151
	Series 2005F, 5.000%, 3/15/21 – AGM Insured
1,780	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/18 at 100.00	AA+	2,078,951
	City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM (UB)
2,400	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	No Opt. Call	AA–	2,594,616
	City School District Project, Series 2009A, 5.000%, 5/01/31
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo
	City School District, Series 2003:
1,000	5.750%, 5/01/20 – AGM Insured	5/12 at 100.00	AAA	1,062,660
1,200	5.750%, 5/01/22 – AGM Insured	5/12 at 100.00	AAA	1,272,792
1,290	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/14 at 100.00	AA+	1,403,314
	City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)
5,630	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/17 at 100.00	AA+	6,434,977
	City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)
10,735	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	10,739,615
	2/15/47 – FGIC Insured
6,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A,	11/12 at 100.00	AAA	6,395,820
	5.250%, 11/15/25 – AGM Insured
2,760	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B,	7/12 at 100.00	AA–	2,956,678
	5.500%, 7/01/18 – NPFG Insured
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
	Series 2002A:
4,500	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	5,506,965
1,250	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	1,336,375
2,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	2,136,220
2,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	2,110,600
4,095	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	4,288,407
4,820	Nassau County Interim Finance Authority, New York, Sales and Use Tax Revenue Bonds,	No Opt. Call	AAA	5,514,417
	Series 2004H, 5.250%, 11/15/13 – AMBAC Insured
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds,
	Series 2003A:
2,115	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	2,316,348
1,305	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,388,246
1,305	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,384,579
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds,
	Local Government Assistance Corporation, Series 2004A:
2,200	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,436,324
1,600	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	1,756,000
6,640	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	7,287,400
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,630,170
1,660	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/13 at 100.00	AAA	1,800,270
	Series 2003E, 5.250%, 2/01/22 – NPFG Insured
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	2,222,080
	Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured
3,910	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds,	2/13 at 100.00	AAA	4,215,254
	Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender
	Option Bonds Trust 3095:
$ 700	13.093%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	$ 848,050
3,195	13.079%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	3,641,565
3,000	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%,	No Opt. Call	AAA	3,499,020
	4/01/16 – AGM Insured (UB)
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,
	Series 2005B:
7,350	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	9,004,706
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,689,450
1,750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A,	9/14 at 100.00	AAA	1,953,070
	5.000%, 3/15/24 – AMBAC Insured
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed
	and State Contingency Contract-Backed Bonds, Series 2003A-1:
6,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	6,842,871
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,083,450
4,500	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,850,415
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/15 at 100.00	AAA	1,071,430
	Series 2005B, 5.000%, 3/15/30 – AGM Insured
1,000	Niagara Falls City School District, Niagara County, New York, Certificates of Participation,	6/15 at 100.00	AAA	1,026,270
	High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	AAA	2,101,900
	2010A, 5.000%, 8/01/40 – AGM Insured
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	313,364
	2010C, 5.125%, 8/01/42 – AGM Insured
1,325	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public	10/10 at 102.00	Baa1	1,355,078
	Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured
2,770	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds,	1/17 at 100.00	BBB–	2,362,090
	Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured
	(Alternative Minimum Tax)
134,635	Total Tax Obligation/Limited			146,391,384
	Transportation – 12.8% (8.3% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2005A:
700	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AAA	736,673
3,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	3,086,400
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,	11/12 at 100.00	A	2,159,880
	Series 2002A, 5.500%, 11/15/19 – AMBAC Insured
710	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	777,422
	1/01/25 – FGIC Insured
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
1,955	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,122,544
5,360	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	5,600,450
1,500	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%,	7/15 at 100.00	AA+	1,595,955
	1/01/30 – AGM Insured (UB)
2,300	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara	10/10 at 100.50	A	2,308,464
	International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative
	Minimum Tax)

Nuveen Investments 23

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Fortieth Series 2005:
$ 2,080	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AAA	$ 2,374,861
2,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	2,843,216
1,475	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,577,085
870	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AA+	1,152,124
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
5,025	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/10 at 100.00	A	5,033,744
	Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative
	Minimum Tax)
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose
	Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	962,668
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	2,468,153
32,680	Total Transportation			34,799,639
	U.S. Guaranteed – 3.9% (2.6% of Total Investments) (4)
	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health
	Services Facilities, Series 2001B:
75	5.500%, 8/15/19 (Pre-refunded 8/15/11) – NPFG Insured	8/11 at 100.00	AA– (4)	78,456
25	5.500%, 8/15/19 (Pre-refunded 8/15/11) – NPFG Insured	8/11 at 100.00	AA– (4)	26,145
685	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk	No Opt. Call	Aaa	814,746
	County Issue, Series 1986, 7.375%, 7/01/16 – BIGI Insured (ETM)
945	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series	11/10 at 100.00	N/R (4)	948,033
	1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)
5,090	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A,	10/15 at 100.00	AAA	6,066,008
	5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A,	10/14 at 100.00	AAA	1,166,630
	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured
1,435	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	8/12 at 100.00	AAA	1,563,705
	Series 2003C, 5.250%, 8/01/20 (Pre-refunded 8/01/12) – AMBAC Insured
9,255	Total U.S. Guaranteed			10,663,723
	Utilities – 8.8% (5.7% of Total Investments)
2,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	2,564,250
	5.000%, 9/01/27 – AGM Insured
2,620	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C,	9/13 at 100.00	A3	2,837,905
	5.000%, 9/01/16 – CIFG Insured
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
4,540	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	4,948,872
6,160	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	6,650,890
3,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AAA	3,290,070
625	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	650,594
	5.000%, 12/01/35 – CIFG Insured
2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds,	3/11 at 100.00	A	2,001,140
	Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured
	(Alternative Minimum Tax)
760	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%,	11/15 at 100.00	Aa2	855,714
	11/15/19 – FGIC Insured
22,205	Total Utilities			23,799,435

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.0% (5.9% of Total Investments)
$ 3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System	6/14 at 100.00	AAA	$ 3,192,900
	Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured
5,030	New York City Municipal Water Finance Authority, New York, Water and Sewerage System	6/15 at 100.00	AAA	5,522,689
	Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)
2,575	New York City Municipal Water Finance Authority, New York, Water and Sewerage System	6/16 at 100.00	AAA	2,717,887
	Revenue Bonds, Fiscal Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System	6/19 at 100.00	AA+	3,381,930
	Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27
3,845	New York State Environmental Facilities Corporation, State Revolving Fund, 2010 Master	4/20 at 100.00	AAA	4,222,617
	Financing Indenture Senior Lien, Series 2010C, 5.000%, 10/15/35
5,200	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%,	6/15 at 100.00	AAA	5,557,344
	6/01/28 – NPFG Insured (UB)
22,650	Total Water and Sewer			24,595,367
$ 383,800	Total Long-Term Investments (cost $390,507,607) – 151.4% (98.8% of Total Investments)			411,653,250
	Short-Term Investments – 1.8% (1.2% of Total Investments)
	Tax Obligation/Limited – 1.8% (1.2% of Total Investments)
$ 4,975	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Variable Rate	11/10 at 100.00	A-1	4,975,000
	Demand Revenue Obligations, Series 2008A, 0.310%, 11/01/31 – FSA Insured (5)
	Total Short-Term Investments (cost $4,975,000)			4,975,000
	Total Investments (cost $395,482,607) – 153.2%			416,628,250
	Floating Rate Obligations – (13.7)%			(37,145,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.3)% (6)			(112,300,000)
	Other Assets Less Liabilities – 1.8%			4,844,796
	Net Assets Applicable to Common Shares – 100%			$ 272,028,046

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.0%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Investments 25

Nuveen New York Select Quality Municipal Fund, Inc.
NVN	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 23.2% (15.5% of Total Investments)
$ 2,500	Dormitory Authority of the State of New York, General Revenue Bonds, New York University,	No Opt. Call	AA–	$ 3,102,300
	Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured
1,235	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	A	1,269,716
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
695	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University,	7/12 at 100.00	A2	723,127
	Series 2002, 5.000%, 7/01/18 – FGIC Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York University,
	Series 2001-2:
1,350	5.500%, 7/01/18 – AMBAC Insured	7/11 at 100.00	AA–	1,388,529
800	5.500%, 7/01/20 – AMBAC Insured	7/11 at 100.00	AA–	825,504
600	5.500%, 7/01/21 – AMBAC Insured	7/11 at 100.00	AA–	619,128
2,125	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University,	7/11 at 100.00	Aa3	2,158,618
	Series 2001, 5.000%, 7/01/19 – AMBAC Insured
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	2,216,640
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
1,835	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	1,958,606
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
2,790	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	2,931,955
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/19 at 100.00	Aa2	6,657,943
	Facilities, Series 2009A, 5.000%, 7/01/39
735	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	7/17 at 100.00	A	757,873
	5.000%, 7/01/37 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000:
1,000	5.100%, 7/01/20 – NPFG Insured	7/11 at 101.00	A	1,020,010
2,875	5.250%, 7/01/30 – NPFG Insured	7/11 at 101.00	A	2,899,898
995	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007,	7/17 at 100.00	AA–	1,062,720
	5.000%, 7/01/32 – AMBAC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
3,300	5.250%, 7/01/34	7/19 at 100.00	AA–	3,639,042
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,167,240
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	4,017,263
	2009B, 5.000%, 7/01/39
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell	7/20 at 100.00	Aa1	1,759,952
	University, Series 2008C, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
775	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	905,037
620	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	721,940
3,545	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate	7/15 at 100.00	AA+	4,003,475
	University, Tender Option Bond Trust 3127, 12.784%, 7/01/40 – AMBAC Insured (IF)
1,000	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, Hofstra	1/11 at 100.00	A	1,002,900
	University, Series 1998, 5.000%, 7/01/23 – NPFG Insured
7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace	1/11 at 100.00	A	7,268,053
	Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured
800	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds,	1/19 at 100.00	AAA	905,328
	Queens Baseball Stadium Project, Series 2009, 6.375%, 1/01/39 – AGC Insured
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball
	Stadium Project, Series 2006:
2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,894,220
3,200	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	2,996,544

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,905	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AAA	$ 2,254,091
	Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium
	Project, Series 2006:
1,195	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	1,214,216
9,735	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	9,871,485
5,830	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	5,400,038
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of	7/14 at 100.00	AA	2,147,280
	Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute,	9/20 at 100.00	A	1,143,758
	Series 2010A, 5.125%, 9/01/40
81,245	Total Education and Civic Organizations			84,904,429
	Health Care – 15.3% (10.2% of Total Investments)
810	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	8/19 at 100.00	AAA	924,502
	Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34
5,730	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	2/11 at 100.50	N/R	5,764,838
	Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured
2,915	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New	2/11 at 100.00	N/R	2,915,787
	York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured
2,305	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	2,481,701
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
2,655	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	2/15 at 100.00	A	2,775,723
	Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	1,053,840
	Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured
6,430	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services	1/11 at 100.50	A	6,467,230
	of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 –
	NPFG Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc.,
	Series 2007B:
955	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AAA	1,047,158
825	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AAA	862,744
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer
	Center, Series 2003-1:
2,500	5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,718,775
3,210	5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	AA	3,477,361
2,740	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	3,045,811
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
2,120	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	2,181,120
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
12,020	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	N/R	12,150,297
	Health System Obligated Group, Series 2001A, 5.250%, 7/01/26 – AMBAC Insured
2,025	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	Baa1	2,039,317
	Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
	Series 2003A:
2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	3,005,240
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,287,304
54,105	Total Health Care			56,198,748

Nuveen Investments 27

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 4.0% (2.7% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds,
	Series 2005A:
$ 1,470	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	$ 1,649,869
1,470	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	1,655,088
5,445	5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	5,820,378
1,514	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,	10/10 at 105.00	N/R	1,594,909
	Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured
540	New York City Housing development Corporation, New York, Multifamily Housing Revenue Bonds,	1/17 at 100.00	AAA	540,254
	Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
3,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%,	11/17 at 100.00	Aa2	3,060,180
	11/01/37 (Alternative Minimum Tax)
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project,
	Series 1996A:
55	6.100%, 11/01/15 – AGM Insured	11/10 at 100.00	AAA	55,243
200	6.125%, 11/01/20 – AGM Insured	11/10 at 100.00	AAA	200,324
13,694	Total Housing/Multifamily			14,576,245
	Long-Term Care – 1.8% (1.2% of Total Investments)
	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds,
	Norwegian Christian Home and Health Center, Series 2001:
5,240	5.200%, 8/01/36 – NPFG Insured	8/11 at 101.00	A	5,346,686
1,000	6.100%, 8/01/41 – NPFG Insured	8/11 at 105.00	A	1,064,320
6,240	Total Long-Term Care			6,411,006
	Tax Obligation/General – 8.2% (5.5% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,619,520
745	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	809,018
2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A	2,208,500
600	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	665,700
	New York City, New York, General Obligation Bonds, Fiscal Series 1998H:
85	5.125%, 8/01/25 – NPFG Insured	12/10 at 100.00	AA	85,272
70	5.375%, 8/01/27 – NPFG Insured	12/10 at 100.00	AA	70,233
2,900	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 –	3/15 at 100.00	AA	3,262,384
	FGIC Insured
	New York City, New York, General Obligation Bonds:
3,250	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,660,605
1,650	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,858,461
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA–	1,214,064
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA–	1,217,453
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA–	1,238,890
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA–	1,264,464
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA–	1,276,512
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA–	1,005,305
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	Aa3	879,810
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	Aa3	874,569
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	Aa3	869,182
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	Aa3	871,992
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	Aa3	877,387
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	Aa3	880,497
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	Aa3	875,974
2,190	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/19 – NPFG Insured	8/15 at 100.00	A	2,337,299
25,652	Total Tax Obligation/General			29,923,091

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 50.4% (33.7% of Total Investments)
$ 7,145	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School	1/11 at 100.50	A	$ 7,207,733
	District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series	7/14 at 100.00	AA–	3,908,330
	2004-2, 5.000%, 7/01/20 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities
	Improvements, Series 2005D-1:
670	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	762,922
1,715	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,842,219
7,925	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/12 at 100.00	A+	8,462,077
	Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured
1,090	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	1,224,146
	2005F, 5.000%, 3/15/21 – AGM Insured
2,390	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/18 at 100.00	AA+	2,777,443
	City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)
3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	No Opt. Call	AA–	3,567,597
	City School District Project, Series 2009A, 5.000%, 5/01/31
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo
	City School District, Series 2003:
1,230	5.750%, 5/01/20 – AGM Insured	5/12 at 100.00	AAA	1,307,072
1,225	5.750%, 5/01/22 – AGM Insured	5/12 at 100.00	AAA	1,299,309
1,700	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/14 at 100.00	AA+	1,849,328
	City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)
7,545	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/17 at 100.00	AA+	8,623,784
	City School District, 5.750%, 5/01/28 – AGM Insured (UB)
14,405	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	14,411,194
	2/15/47 – FGIC Insured
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A,	11/12 at 100.00	AAA	7,994,775
	5.250%, 11/15/25 – AGM Insured
4,600	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B,	7/12 at 100.00	AA–	4,927,796
	5.500%, 7/01/18 – NPFG Insured
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
	Series 2002A:
2,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	2,447,540
3,000	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	3,207,300
5,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	5,340,550
2,375	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	2,506,338
4,050	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	4,241,282
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds,
	Series 2003A:
4,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	4,380,800
1,560	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,659,512
1,560	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,655,129
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
3,640	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	4,031,009
1,960	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,151,100
5,420	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	5,948,450
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,630,170
5,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	1/17 at 100.00	AA–	5,993,624
	Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured
3,160	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/13 at 100.00	AAA	3,427,020
	Series 2003E, 5.250%, 2/01/22 – NPFG Insured

Nuveen Investments 29

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	$ 2,222,080
	Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured
3,800	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	5/17 at 100.00	AAA	4,145,420
	Series 2007B, 5.000%, 11/01/30
3,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds,	2/13 at 100.00	AAA	3,773,245
	Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender
	Option Bonds Trust 3095:
835	13.093%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,011,603
3,955	13.079%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	4,507,790
	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds,
	Series 2001A:
875	5.125%, 5/15/19 – AMBAC Insured	5/11 at 100.00	A1	892,518
920	5.125%, 5/15/20 – AMBAC Insured	5/11 at 100.00	A1	937,554
965	5.250%, 5/15/21 – AMBAC Insured	5/11 at 100.00	A1	988,305
1,015	5.250%, 5/15/22 – AMBAC Insured	5/11 at 100.00	A1	1,038,639
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Genera1 Series	4/14 at 100.00	AA	1,104,210
	2004A, 5.000%, 4/01/22 – NPFG Insured
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,
	Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,358,474
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,689,450
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A,	9/14 at 100.00	AAA	1,116,040
	5.000%, 3/15/24 – AMBAC Insured
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A,	9/20 at 100.00	AAA	1,803,888
	5.000%, 3/15/29
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
11,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	12,056,487
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,083,450
4,565	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,920,477
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	535,715
	2005B, 5.000%, 3/15/30 – AGM Insured
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series	No Opt. Call	AAA	4,624,080
	2002E, 5.500%, 7/01/18 – AGM Insured
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	AAA	2,627,375
	2010A, 5.000%, 8/01/40 – AGM Insured
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	1,248,144
	2010C, 5.125%, 8/01/42 – AGM Insured
3,715	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel	1/17 at 100.00	BBB–	3,167,929
	Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)
170,850	Total Tax Obligation/Limited			184,638,422
	Transportation – 10.6% (7.1% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
1,900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AAA	1,999,541
4,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	4,115,200

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002A:
$ 6,000	5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	A	$ 6,479,640
2,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	2,132,360
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002E:
1,335	5.500%, 11/15/21 – NPFG Insured	11/12 at 100.00	A	1,438,489
4,575	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	A	4,826,717
955	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	1,045,687
	1/01/25 – FGIC Insured
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,625	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,849,963
425	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	444,066
1,650	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	1,755,551
	AGM Insured (UB)
2,500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara	10/10 at 100.50	A	2,509,200
	International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)
1,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth	6/15 at 101.00	Aa2	1,790,927
	Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured
1,170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AA+	1,549,408
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue
	Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	1,937,678
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	4,077,818
36,180	Total Transportation			38,952,245
	U.S. Guaranteed – 13.6% (9.1% of Total Investments) (4)
505	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial	10/10 at 105.06	Baa1 (4)	639,365
	Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)
	Longwood Central School District, Suffolk County, New York, Series 2000:
1,000	5.750%, 6/15/19 (Pre-refunded 6/15/11) – FGIC Insured	6/11 at 101.00	A1 (4)	1,048,400
1,000	5.750%, 6/15/20 (Pre-refunded 6/15/11) – FGIC Insured	6/11 at 101.00	A1 (4)	1,048,400
4,695	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series	7/11 at 100.00	N/R (4)	4,872,330
	1998A, 5.250%, 7/01/28 (Pre-refunded 7/01/11) – FGIC Insured
11,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A,	10/15 at 100.00	AAA	12,975,600
	4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AAA	4,666,520
3,250	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AAA	3,791,548
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal
	Series 2002B:
2,820	5.250%, 5/01/16 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	2,999,916
1,000	5.250%, 5/01/17 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	1,063,800
6,750	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	8/12 at 100.00	AAA	7,355,408
	Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured
3,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A, 5.250%,	4/12 at 100.00	AAA	3,222,720
	4/01/19 (Pre-refunded 4/01/12) – AGM Insured
6,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional	1/11 at 100.00	AAA	6,074,100
	Facilities, Series 2000C, 5.125%, 1/01/23 (Pre-refunded 1/01/11) – AGM Insured
45,020	Total U.S. Guaranteed			49,758,107

Nuveen Investments 31

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 13.4% (9.0% of Total Investments)
$ 900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AAA	$ 924,966
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA+	2,496,000
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA+	2,370,000
15,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	8,432,100
3,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA+	1,591,320
4,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA+	2,246,715
3,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA+	1,406,220
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	3,077,100
	5.000%, 9/01/27 – AGM Insured
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,010	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	6,551,261
7,735	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	8,351,402
4,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AAA	4,386,760
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	780,713
	5.000%, 12/01/35 – CIFG Insured
6,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds,	3/11 at 100.00	A	6,003,420
	Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured
	(Alternative Minimum Tax)
650	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%,	11/15 at 100.00	Aa2	731,861
	11/15/19 – FGIC Insured
62,545	Total Utilities			49,349,838
	Water and Sewer – 7.6% (5.1% of Total Investments)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/14 at 100.00	AAA	3,192,900
	Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured
5,920	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/15 at 100.00	AAA	6,499,864
	Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/19 at 100.00	AA+	5,636,550
	Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27
3,455	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/16 at 100.00	AAA	3,646,718
	Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
7,100	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%,	6/15 at 100.00	AA+	7,587,911
	6/01/28 – NPFG Insured
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds,	No Opt. Call	A1	1,359,600
	Series 2000, 0.000%, 4/01/23 – AMBAC Insured
26,705	Total Water and Sewer			27,923,543
$ 522,236	Total Long-Term Investments (cost $506,696,428) – 148.1% (99.1% of Total Investments)			542,635,674

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 1.4% (0.9% of Total Investments)
	Tax Obligation/Limited – 1.4% (0.9% of Total Investments)
$ 4,975	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Variable Rate	11/10 at 100.00	A-1	$ 4,975,000
	Demand Revenue Obligations, Series 2008A, 0.310%, 11/01/31- FSA Insured (5)
	Total Short-Term Investments (cost $4,975,000)			4,975,000
	Total Investments (cost $511,671,428) – 149.5%			547,610,674
	Floating Rate Obligations – (9.2)%			(33,510,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.0)% (6)			(164,800,000)
	Other Assets Less Liabilities – 4.7%			16,896,356
	Net Assets Applicable to Common Shares – 100%			$ 366,197,030

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 33

Nuveen New York Quality Income Municipal Fund, Inc.
NUN	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 22.4% (15.1% of Total Investments)
$ 4,815	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University	No Opt. Call	Aa3	$ 5,176,751
	System, Series 1993A, 5.750%, 7/01/13 – NPFG Insured
1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University,	No Opt. Call	AA–	1,240,920
	Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured
1,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	A	1,300,559
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
670	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University,	7/12 at 100.00	A2	694,837
	Series 2002, 5.000%, 7/01/19 – FGIC Insured
2,750	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University,	7/11 at 100.00	Aa3	2,775,740
	Series 2001, 5.000%, 7/01/26 – AMBAC Insured
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	2,216,640
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
2,320	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	2,476,275
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
2,830	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	2,973,990
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
1,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	A	1,080,720
745	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	A	768,184
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B,	7/18 at 100.00	Aa3	3,188,850
	5.000%, 7/01/38 – AGC Insured
1,005	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007,	7/17 at 100.00	AA–	1,073,400
	5.000%, 7/01/32 – AMBAC Insured
3,300	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	3,639,042
	2009A, 5.250%, 7/01/34
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	4,017,263
	2009B, 5.000%, 7/01/39
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
800	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	934,232
640	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	745,229
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational	No Opt. Call	AAA	4,821,360
	Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured
1,915	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue	No Opt. Call	AAA	2,264,564
	Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured
705	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate	7/15 at 100.00	AA+	796,178
	University, Tender Option Bond Trust 3127, 12.784%, 7/01/40 – AMBAC Insured (IF)
6,415	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, Hofstra	1/11 at 100.00	A	6,433,604
	University, Series 1998, 5.000%, 7/01/23 – NPFG Insured
4,775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Trinity	12/10 at 100.00	A	4,787,940
	Episcopal School, Series 1997, 5.250%, 6/15/27 – NPFG Insured
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball
	Stadium Project, Series 2006:
2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,894,220
3,240	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	3,034,001
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium
	Project, Series 2006:
1,215	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	1,234,537
9,840	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	9,977,957
5,910	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	5,474,138

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 6,250	New York City Trust for Cultural Resources, New York, Revenue Refunding Bonds, Museum of	1/11 at 100.00	Aa2	$ 6,408,375
	Modern Art, Series 1996A, 5.500%, 1/01/21 – AMBAC Insured
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute,	9/20 at 100.00	A	1,143,758
	Series 2010A, 5.125%, 9/01/40
79,255	Total Education and Civic Organizations			82,573,264
	Health Care – 14.7% (9.9% of Total Investments)
820	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	8/19 at 100.00	AAA	935,915
	Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34
6,795	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New	2/11 at 100.00	N/R	6,796,835
	York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured
2,340	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	2,519,384
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
2,695	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	2/15 at 100.00	A	2,817,542
	Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	1,053,840
	Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured
2,250	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt	8/15 at 100.00	N/R	2,307,105
	Hospital, Series 2005, 4.900%, 8/15/31
9,000	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services	1/11 at 100.50	A	9,052,110
	of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 –
	NPFG Insured
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series	7/17 at 100.00	AAA	1,882,350
	2007B, 5.125%, 7/01/37 – AGC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer
	Center, Series 2003-1:
2,500	5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,718,775
3,300	5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	AA	3,574,857
2,560	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	2,845,722
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
2,150	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	2,211,985
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	Baa1	9,063,630
	Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
	Series 2003A:
2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	3,005,240
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,287,304
52,075	Total Health Care			54,072,594
	Housing/Multifamily – 3.7% (2.5% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds,
	Series 2005A:
1,500	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	1,683,540
1,500	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	1,688,865
5,515	5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	5,895,204
1,259	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,	10/10 at 105.00	N/R	1,326,433
	Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured
560	New York City Housing development Corporation, New York, Multifamily Housing Revenue Bonds,	1/17 at 100.00	AAA	560,263
	Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
675	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,	5/20 at 100.00	AA	690,458
	Series 2010-D1A, 5.000%, 11/01/42

Nuveen Investments 35

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,685	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%,	11/17 at 100.00	Aa2	$ 1,718,801
	11/01/37 (Alternative Minimum Tax)
85	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project,	11/10 at 100.00	AAA	85,138
	Series 1996A, 6.125%, 11/01/20 – AGM Insured
12,779	Total Housing/Multifamily			13,648,702
	Tax Obligation/General – 6.1% (4.2% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,619,520
805	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	874,174
	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002:
2,250	5.000%, 3/01/15 – FGIC Insured	3/12 at 100.00	A	2,347,313
1,000	5.000%, 3/01/17 – FGIC Insured	3/12 at 100.00	A	1,033,950
	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	8/11 at 100.00	AAA	5,069
5	5.000%, 8/01/16 – FGIC Insured	8/11 at 100.00	AA	5,067
125	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25 –	3/12 at 100.00	AAA	133,665
	AGM Insured
4,130	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 –	3/15 at 100.00	AA	4,646,085
	FGIC Insured
	New York City, New York, General Obligation Bonds:
3,350	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,773,239
1,700	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,914,778
	Peru Central School District, Clinton County, New York, General Obligation Refunding Bonds,
	Series 2002B:
1,845	4.000%, 6/15/18 – FGIC Insured	6/12 at 100.00	A	1,897,380
1,915	4.000%, 6/15/19 – FGIC Insured	6/12 at 100.00	A	1,961,783
2,305	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A	2,443,277
20,935	Total Tax Obligation/General			22,655,300
	Tax Obligation/Limited – 51.6% (34.8% of Total Investments)
3,045	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds,	1/11 at 100.50	N/R	3,070,060
	Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured
130	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health	12/10 at 100.00	AAA	130,114
	Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, Madison-Oneida Board of
	Cooperative Educational Services, Series 2002:
1,045	5.250%, 8/15/20 – AGM Insured	8/12 at 100.00	AAA	1,113,531
1,100	5.250%, 8/15/21 – AGM Insured	8/12 at 100.00	AAA	1,172,138
1,135	5.250%, 8/15/22 – AGM Insured	8/12 at 100.00	AAA	1,207,073
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series	7/14 at 100.00	AA–	3,908,330
	2004-2, 5.000%, 7/01/20 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities
	Improvements, Series 2005D-1:
2,300	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,618,987
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,289,016
7,900	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/12 at 100.00	A+	8,435,383
	Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured
1,040	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	1,167,993
	2005F, 5.000%, 3/15/21 – AGM Insured
2,420	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/18 at 100.00	AA+	2,812,306
	City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	No Opt. Call	AA–	$ 3,567,597
	City School District Project, Series 2009A, 5.000%, 5/01/31
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo
	City School District, Series 2003:
1,200	5.750%, 5/01/20 – AGM Insured	5/12 at 100.00	AAA	1,275,192
1,000	5.750%, 5/01/22 – AGM Insured	5/12 at 100.00	AAA	1,060,660
1,710	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/14 at 100.00	AA+	1,860,206
	City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo
	City School District Project, Series 2007A:
5,980	5.750%, 5/01/27 – AGM Insured (UB)	5/17 at 100.00	AA+	6,865,518
1,670	5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	1,908,777
14,635	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	14,641,293
	2/15/47 – FGIC Insured
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A,	11/12 at 100.00	AAA	7,994,775
	5.250%, 11/15/25 – AGM Insured
4,600	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B,	7/12 at 100.00	AA–	4,927,796
	5.500%, 7/01/18 – NPFG Insured
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
	Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA+	1,223,770
1,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	1,223,770
3,000	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	3,207,300
6,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	6,408,660
3,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	3,165,900
8,000	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	8,377,840
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds,
	Series 2003A:
1,555	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,654,193
1,555	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,649,824
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
2,720	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	3,012,182
1,990	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,184,025
4,960	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	5,443,600
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,630,170
1,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	1/17 at 100.00	AA–	1,712,464
	Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal
	Series 2002B:
5	5.250%, 5/01/12 – NPFG Insured	11/11 at 101.00	AAA	5,312
970	5.000%, 5/01/30 – NPFG Insured	11/11 at 101.00	AAA	1,011,768
1,995	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/13 at 100.00	AAA	2,163,578
	Series 2003E, 5.250%, 2/01/22 – NPFG Insured
1,845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	2,049,869
	Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured
3,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds,	2/13 at 100.00	AAA	3,773,245
	Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender
	Option Bonds Trust 3095:
845	13.093%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,023,718
4,005	13.079%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	4,564,779

Nuveen Investments 37

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,750	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%,	No Opt. Call	AAA	$ 4,373,775
	4/01/16 – AGM Insured (UB)
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Genera1 Series	4/14 at 100.00	AA	1,104,210
	2004A, 5.000%, 4/01/22 – NPFG Insured
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,
	Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,358,474
2,600	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	2,928,380
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A,	9/14 at 100.00	AAA	1,116,040
	5.000%, 3/15/24 – AMBAC Insured
3,195	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A,	9/20 at 100.00	AAA	3,576,451
	5.000%, 3/15/30
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
12,400	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	13,468,508
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,077,870
3,190	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities,	No Opt. Call	Aa3	3,531,234
	Series 1995, 5.600%, 4/01/15 – NPFG Insured
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	535,715
	2005B, 5.000%, 3/15/30 – AGM Insured
1,980	Niagara Falls City School District, Niagara County, New York, Certificates of Participation,	6/15 at 100.00	AAA	2,032,015
	High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured
	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds,
	Series 2002E:
3,000	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AAA	3,395,250
6,000	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AAA	6,936,120
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	AAA	2,627,375
	2010A, 5.000%, 8/01/40 – AGM Insured
3,235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	3,436,379
	2010C, 5.125%, 8/01/42 – AGM Insured
3,765	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel	1/17 at 100.00	BBB–	3,210,567
	Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative
	Minimum Tax)
175,135	Total Tax Obligation/Limited			190,221,075
	Transportation – 15.5% (10.5% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AAA	947,151
1,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,028,800
7,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B,	11/16 at 100.00	AAA	7,667,718
	4.500%, 11/15/36 – AGM Insured
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002A:
3,815	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	4,119,971
4,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	4,264,720
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002E:
2,665	5.500%, 11/15/21 – NPFG Insured	11/12 at 100.00	A	2,871,591
8,500	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	A	8,967,670
970	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	1,062,111
	1/01/25 – FGIC Insured
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,665	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,893,391
4,075	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	4,257,805
1,700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	1,808,749
	AGM Insured (UB)

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara	10/10 at 100.50	A	$ 2,509,200
	International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)
1,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth	6/15 at 101.00	Aa2	1,817,657
	Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured
1,175	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AAA	1,556,029
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A,	1/12 at 100.00	Aa2	5,252,250
	5.250%, 1/01/20 – FGIC Insured
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue
	Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	1,937,678
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	4,077,818
53,610	Total Transportation			57,040,309
	U.S. Guaranteed – 16.6% (11.2% of Total Investments) (4)
1,990	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk	No Opt. Call	AAA	2,370,667
	County Issue, Series 1986, 7.375%, 7/01/16 (ETM)
1,410	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/11 at 100.00	AA– (4)	1,465,582
	Facilities, Series 2001, 5.500%, 7/01/20 (Pre-refunded 7/01/11) – FGIC Insured
2,000	Dormitory Authority of the State of New York, Third General Resolution Consolidated Revenue	1/11 at 100.00	AA– (4)	2,008,200
	Bonds, City University System, Series 1998-1, 5.000%, 7/01/26 (Pre-refunded 1/01/11) – FGIC Insured
	Longwood Central School District, Suffolk County, New York, Series 2000:
910	5.750%, 6/15/19 (Pre-refunded 6/15/11) – FGIC Insured	6/11 at 101.00	A1 (4)	954,044
1,410	5.750%, 6/15/20 (Pre-refunded 6/15/11) – FGIC Insured	6/11 at 101.00	A1 (4)	1,478,244
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AAA	4,666,520
1,000	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AAA	1,166,630
	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds,
	Series 1998B:
10,000	4.875%, 7/01/18 – FGIC Insured (ETM)	11/10 at 100.00	AAA	10,030,300
4,500	4.750%, 7/01/26 – FGIC Insured (ETM)	11/10 at 100.00	AAA	4,512,825
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal
	Series 2002B:
10,165	5.250%, 5/01/12 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	10,813,527
2,420	5.250%, 5/01/17 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	2,574,396
30	5.000%, 5/01/30 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	31,833
6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	8/12 at 100.00	AAA	6,538,140
	Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured
4,875	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25	3/12 at 100.00	AAA	5,215,178
	(Pre-refunded 3/15/12) – AGM Insured
6,965	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A, 5.250%,	4/12 at 100.00	AAA	7,482,082
	4/01/20 (Pre-refunded 4/01/12) – AGM Insured
57,675	Total U.S. Guaranteed			61,308,168
	Utilities – 11.7% (7.9% of Total Investments)
1,560	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AAA	1,603,274
1,650	Islip Resource Recovery Agency, New York, Revenue Bonds, Series 1994B, 7.250%, 7/01/11 – AMBAC	No Opt. Call	A1	1,724,894
	Insured (Alternative Minimum Tax)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA+	2,496,000
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA+	2,370,000
5,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	2,810,700
7,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA+	3,713,080
10,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA+	5,242,335
7,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA+	3,281,180

Nuveen Investments 39

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	$ 2,564,250
	5.000%, 9/01/27 – AGM Insured
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,180	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	6,736,571
8,020	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	8,659,114
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	780,713
	5.000%, 12/01/35 – CIFG Insured
865	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%,	11/15 at 100.00	Aa2	973,938
	11/15/19 – FGIC Insured
59,025	Total Utilities			42,956,049
	Water and Sewer – 5.9% (3.9% of Total Investments)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/14 at 100.00	AAA	3,192,894
	Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured
6,525	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/15 at 100.00	AAA	7,164,124
	Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)
3,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/16 at 100.00	AAA	3,694,215
	Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
7,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%,	6/15 at 100.00	AAA	7,481,040
	6/01/28 – NPFG Insured (UB)
20,025	Total Water and Sewer			21,532,273
$ 530,514	Total Investments (cost $513,045,530) – 148.2%			546,007,734
	Floating Rate Obligations – (10.9)%			(40,245,000)
	Other Assets Less Liabilities – 6.3%			23,517,311
	Auction Rate Preferred Shares, at Liquidation Value – (43.6)% (5)			(160,775,000)
	Net Assets Applicable to Common Shares – 100%			$ 368,505,045

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.4%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

40 Nuveen Investments

Nuveen Insured New York Premium Income Municipal Fund, Inc.
NNF	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 22.9% (15.4% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University,
	Series 2001-1:
$ 1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	$ 1,875,615
500	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	620,460
435	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	A	447,228
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
810	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University,	7/11 at 100.00	Aa3	821,632
	Series 2001, 5.000%, 7/01/20 – AMBAC Insured
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	1,108,320
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
635	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	677,774
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
970	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	1,019,354
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
255	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	7/17 at 100.00	A	262,936
	5.000%, 7/01/37 – FGIC Insured
345	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007,	7/17 at 100.00	AA–	368,481
	5.000%, 7/01/32 – AMBAC Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	1,102,740
	2009A, 5.250%, 7/01/34
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	AA–	3,213,810
	2009B, 5.000%, 7/01/39
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
250	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	291,948
200	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	232,884
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational	No Opt. Call	Aa3	1,188,290
	Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured
1,270	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational	5/12 at 101.00	AA–	1,360,881
	Facilities, Series 2002A, 5.000%, 5/15/16 – FGIC Insured
2,200	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue	No Opt. Call	AAA	2,601,588
	Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured
1,935	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds,	7/15 at 100.00	AA–	2,179,100
	Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured
535	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate	7/15 at 100.00	AA+	604,192
	University, Tender Option Bond Trust 3127, 12.784%, 7/01/40 – AMBAC Insured (IF)
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds,
	Queens Baseball Stadium Project, Series 2009:
400	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AAA	458,552
200	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AAA	226,332
1,110	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	1/17 at 100.00	BB+	1,039,426
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
1,445	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AAA	1,709,796
	Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium
	Project, Series 2006:
415	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	421,673
2,360	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	2,393,087
2,025	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,875,656

Nuveen Investments 41

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,250	New York City Trust for Cultural Resources, New York, Revenue Refunding Bonds, Museum of	1/11 at 100.00	Aa2	$ 1,281,675
	Modern Art, Series 1996A, 5.500%, 1/01/21 – AMBAC Insured
350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute,	9/20 at 100.00	A	363,923
	Series 2010A, 5.125%, 9/01/40
27,395	Total Education and Civic Organizations			29,747,353
	Health Care – 21.8% (14.6% of Total Investments)
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	2/11 at 100.00	A	3,003,300
	Ellis Hospital, Series 1995, 5.600%, 8/01/25 – NPFG Insured
280	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	8/19 at 100.00	AAA	319,581
	Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34
2,825	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New	2/11 at 100.00	N/R	2,825,763
	York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St.	8/12 at 100.00	N/R	1,443,456
	Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured
805	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	866,711
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	2/15 at 100.00	A	1,468,885
	Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long	1/11 at 100.50	A	3,018,060
	Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%,
	7/01/22 – NPFG Insured
620	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series	7/17 at 100.00	AAA	648,365
	2007B, 5.125%, 7/01/37 – AGC Insured
2,740	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer	7/13 at 100.00	AA	2,979,777
	Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured
1,860	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	2,067,595
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
740	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	761,334
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
1,500	Dormitory Authority of the State of New York, Revenue Bonds, Vassar Brothers Hospital, Series	1/11 at 100.00	AAA	1,504,665
	1997, 5.250%, 7/01/17 – AGM Insured
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	N/R	3,474,392
	Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured
1,000	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series	2/12 at 100.00	AAA	1,043,980
	2002A, 5.500%, 2/15/17 – AGM Insured
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
	Series 2003A:
1,625	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,744,113
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,072,530
27,250	Total Health Care			28,242,507
	Housing/Multifamily – 3.8% (2.5% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds,
	Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	448,944
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	450,364
2,165	5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	2,314,255
200	New York City Housing development Corporation, New York, Multifamily Housing Revenue Bonds,	1/17 at 100.00	AAA	200,094
	Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
365	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,	5/20 at 100.00	AA	373,359
	Series 2010-D1A, 5.000%, 11/01/42

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%,	11/17 at 100.00	Aa2	$ 1,020,060
	11/01/37 (Alternative Minimum Tax)
110	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project,	11/10 at 100.00	AAA	110,178
	Series 1996A, 6.125%, 11/01/20 – AGM Insured
4,640	Total Housing/Multifamily			4,917,254
	Long-Term Care – 0.7% (0.5% of Total Investments)
850	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series	7/11 at 102.00	AAA	884,629
	2001A, 5.000%, 7/01/26 – AGM Insured
	Tax Obligation/General – 6.5% (4.4% of Total Investments)
500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	539,840
315	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	342,068
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 –	No Opt. Call	Aa3	252,080
	NPFG Insured
5	New York City, New York, General Obligation Bonds, Fiscal Series 1998F, 5.250%, 8/01/16 –	2/11 at 100.00	AA	5,019
	FGIC Insured
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 –	3/15 at 100.00	AA	1,124,960
	FGIC Insured
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 1198:
1,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	1,126,340
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,238,974
915	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 – NPFG Insured	No Opt. Call	A	1,043,795
1,000	Red Hook Central School District, Dutchess County, New York, General Obligation Refunding	6/12 at 100.00	Aa3	1,065,750
	Bonds, Series 2002, 5.125%, 6/15/18 – AGM Insured
1,525	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	A	1,679,483
7,570	Total Tax Obligation/General			8,418,309
	Tax Obligation/Limited – 52.0% (34.9% of Total Investments)
690	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series	7/15 at 100.00	AA–	746,490
	2005A, 5.250%, 7/01/24 – CIFG Insured
50	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health	12/10 at 100.00	AAA	50,044
	Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured
500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of	8/14 at 100.00	AAA	530,590
	Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured
1,210	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series	7/14 at 100.00	AA–	1,309,994
	2004-2, 5.000%, 7/01/20 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities
	Improvements, Series 2005D-1:
225	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	256,205
600	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	644,508
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing
	Program, Series 2002D:
4,300	5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	4,591,411
875	5.000%, 10/01/30 – NPFG Insured	10/12 at 100.00	A+	891,170
375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	421,151
	2005F, 5.000%, 3/15/21 – AGM Insured
830	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/18 at 100.00	AA+	969,399
	City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)
1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	No Opt. Call	AA–	1,081,090
	City School District Project, Series 2009A, 5.000%, 5/01/31

Nuveen Investments 43

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 750	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/12 at 100.00	AAA	$ 796,995
	City School District, Series 2003, 5.750%, 5/01/19 – AGM Insured
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/14 at 100.00	AA+	543,920
	City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)
2,615	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/17 at 100.00	AA+	2,988,893
	City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	5,002,150
	2/15/47 – FGIC Insured
2,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A,	11/12 at 100.00	AAA	2,664,925
	5.250%, 11/15/25 – AGM Insured
1,350	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B,	7/12 at 100.00	AA–	1,446,201
	5.500%, 7/01/18 – NPFG Insured
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
	Series 2002A:
1,500	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	1,835,655
1,500	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	1,602,165
2,000	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	2,094,460
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds,
	Series 2003A:
1,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	1,095,200
580	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	616,998
580	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	615,368
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
920	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	1,018,826
680	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	746,300
4,590	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	5,037,525
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/13 at 100.00	AAA	1,084,500
	Series 2003E, 5.250%, 2/01/22 – NPFG Insured
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	1,111,040
	Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured
1,500	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds,	2/13 at 100.00	AAA	1,617,105
	Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender
	Option Bonds Trust 3095:
345	13.093%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	417,968
1,365	13.079%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,555,786
1,500	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%,	No Opt. Call	AAA	1,749,510
	4/01/16 – AGM Insured (UB)
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Genera1 Series	4/14 at 100.00	AA	1,101,710
	2004A, 5.000%, 4/01/23 – NPFG Insured
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,
	Series 2005B:
2,960	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,626,385
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	563,150
750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A,	9/14 at 100.00	AAA	837,030
	5.000%, 3/15/24 – AMBAC Insured
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
2,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	2,280,957
3,800	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,095,906
1,900	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series	No Opt. Call	AAA	2,071,760
	1994A, 5.250%, 1/01/14 – AGM Insured

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	$ 535,715
	2005B, 5.000%, 3/15/30 – AGM Insured
345	Niagara Falls City School District, Niagara County, New York, Certificates of Participation,	6/15 at 100.00	AAA	354,063
	High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series	No Opt. Call	AAA	1,156,020
	2002E, 5.500%, 7/01/18 – AGM Insured
975	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	A+	1,040,169
	2010A, 5.500%, 8/01/42
1,470	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	1,561,508
	2010C, 5.125%, 8/01/42 – AGM Insured
1,290	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel	1/17 at 100.00	BBB–	1,100,035
	Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)
62,020	Total Tax Obligation/Limited			67,457,950
	Transportation – 13.4% (9.0% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
600	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AAA	631,434
1,500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,543,200
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002A:
500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	539,970
2,010	5.000%, 11/15/25 – FGIC Insured	11/12 at 100.00	A	2,120,590
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,	11/12 at 100.00	A	2,110,040
	Series 2002E, 5.000%, 11/15/25 – NPFG Insured
330	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	361,337
	1/01/25 – FGIC Insured
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
925	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	1,004,273
2,240	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	2,340,486
600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	638,382
	AGM Insured (UB)
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara	10/10 at 100.50	A	501,840
	International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth
	Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,083,130
565	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	604,104
410	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AAA	542,955
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue
	Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	962,668
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	2,468,153
16,260	Total Transportation			17,452,562
	U.S. Guaranteed – 6.3% (4.2% of Total Investments) (4)
500	Longwood Central School District, Suffolk County, New York, Series 2000, 5.750%, 6/15/20	6/11 at 101.00	A1 (4)	524,200
	(Pre-refunded 6/15/11) – FGIC Insured
500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A,	10/14 at 100.00	AAA	583,315
	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured

Nuveen Investments 45

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal
	Series 2003C:
$ 715	5.250%, 8/01/20 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	$ 779,128
2,345	5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	2,555,323
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B, 5.000%,	4/12 at 100.00	AAA	1,070,500
	4/01/20 (Pre-refunded 4/01/12) – AMBAC Insured
2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State	3/13 at 100.00	AAA	2,236,440
	Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured
85	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 –	No Opt. Call	A (4)	99,190
	NPFG Insured (ETM)
265	Suffolk County Water Authority, New York, Subordinate Lien Waterworks Revenue Bonds, Series	No Opt. Call	A (4)	286,062
	1993, 5.100%, 6/01/12 – NPFG Insured (ETM)
7,410	Total U.S. Guaranteed			8,134,158
	Utilities – 6.9% (4.6% of Total Investments)
540	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AAA	554,980
500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	512,850
	5.000%, 9/01/27 – AGM Insured
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,270	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	2,474,436
2,930	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,163,492
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AAA	1,645,035
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	260,238
	5.000%, 12/01/35 – CIFG Insured
250	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%,	11/15 at 100.00	Aa2	281,485
	11/15/19 – FGIC Insured
8,240	Total Utilities			8,892,516
	Water and Sewer – 9.8% (6.6% of Total Investments)
3,305	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/14 at 100.00	AAA	3,517,512
	Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured
1,980	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/15 at 100.00	AAA	2,173,941
	Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/19 at 100.00	AA+	2,254,620
	Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27
1,200	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/16 at 100.00	AAA	1,266,588
	Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
735	Suffolk County Water Authority, New York, Subordinate Lien Waterworks Revenue Bonds, Series	No Opt. Call	A	790,231
	1993, 5.100%, 6/01/12 – NPFG Insured
2,500	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%,	6/15 at 100.00	AAA	2,671,800
	6/01/28 – NPFG Insured (UB)
11,720	Total Water and Sewer			12,674,692
$ 173,355	Total Long-Term Investments (cost $176,123,025) – 144.1% (96.7% of Total Investments)			186,821,930

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 5.0% (3.3% of Total Investments)
	Tax Obligation/Limited – 5.0% (3.3% of Total Investments)
$ 6,470	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Variable Rate	11/10 at 100.00	A-1	$ 6,470,000
	Demand Revenue Obligations, Series 2008A, 0.310%, 11/01/31 – FSA Insured (5)
	Total Short-Term Investments (cost $6,470,000)			6,470,000
	Total Investments (cost $182,593,025) – 149.1%			193,291,930
	Floating Rate Obligations – (12.8)%			(16,600,000)
	Other Assets Less Liabilities – 2.5%			3,339,320
	Auction Rate Preferred Shares, at Liquidation Value – (38.8)% (6)			(50,350,000)
	Net Assets Applicable to Common Shares – 100%			$ 129,681,250

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.0%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Investments 47

Nuveen Insured New York Dividend Advantage Municipal Fund
NKO	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.6% (1.8% of Total Investments)
$ 1,575	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001,	6/11 at 101.00	BBB	$ 1,503,542
	5.250%, 6/01/25
1,000	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003,	6/13 at 100.00	BBB	965,550
	5.750%, 6/01/33
735	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	736,250
	Series 2002, 5.375%, 5/15/33
3,310	Total Consumer Staples			3,205,342
	Education and Civic Organizations – 22.4% (15.3% of Total Investments)
395	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	A	406,103
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
4,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of	No Opt. Call	A	4,325,320
	Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
1,280	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College,	1/11 at 100.00	A	1,284,058
	Series 1998, 5.000%, 7/01/21 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	1,108,320
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
140	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	149,430
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
920	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	966,810
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
240	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	7/17 at 100.00	A	247,469
	5.000%, 7/01/37 – FGIC Insured
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	No Opt. Call	AA–	4,021,193
	1998A, 6.000%, 7/01/18 – NPFG Insured
330	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007,	7/17 at 100.00	AA–	352,460
	5.000%, 7/01/32 – AMBAC Insured
510	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate	7/15 at 100.00	AA+	575,958
	University, Tender Option Bond Trust 3127, 12.784%, 7/01/40 – AMBAC Insured (IF)
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds,	1/19 at 100.00	AAA	343,914
	Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball
	Stadium Project, Series 2006:
1,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	947,110
1,060	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	992,605
885	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AAA	1,047,176
	Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium
	Project, Series 2006:
395	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	401,352
2,210	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	2,240,984
1,920	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,778,400
1,560	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of	7/14 at 100.00	AA	1,674,878
	Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured
4,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art,	7/12 at 100.00	Aa2	4,201,720
	Series 2001D, 5.125%, 7/01/31 – AMBAC Insured
350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute,	9/20 at 100.00	A	363,923
	Series 2010A, 5.125%, 9/01/40
25,745	Total Education and Civic Organizations			27,429,183

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 23.2% (15.9% of Total Investments)
$ 1,940	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New	2/11 at 100.00	N/R	$ 1,940,524
	York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St.	8/12 at 100.00	N/R	1,443,456
	Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured
760	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	818,262
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
425	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	2/15 at 100.00	A	435,787
	Hospital, Series 2004, 5.000%, 8/01/33 – FGIC Insured
9,800	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York	2/11 at 100.50	N/R	9,860,368
	Hospital Medical Center of Queens, Series 1999, 5.600%, 2/15/39 – AMBAC Insured
1,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	1,580,760
	Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured
2,050	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services	1/11 at 100.50	A	2,062,341
	of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 –
	NPFG Insured
170	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long	1/11 at 100.50	A	171,023
	Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%,
	7/01/22 – NPFG Insured
585	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series	7/17 at 100.00	AAA	641,453
	2007B, 5.250%, 7/01/27 – AGC Insured
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer	7/13 at 100.00	AA	1,875,955
	Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured
885	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	983,775
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
600	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities	7/13 at 100.00	Baa1	617,598
	Hospital, Series 2003B, 5.500%, 7/01/23
700	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	720,181
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
690	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series	2/12 at 100.00	AAA	720,346
	2002A, 5.500%, 2/15/17 – AGM Insured
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
	Series 2003A:
1,500	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,609,950
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,072,530
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital,
	Series 2002C:
725	6.000%, 11/01/22	11/12 at 100.00	BBB+	747,163
1,045	5.875%, 11/01/32	11/12 at 100.00	BBB+	1,059,954
27,500	Total Health Care			28,361,426
	Housing/Multifamily – 4.4% (3.0% of Total Investments)
180	New York City Housing development Corporation, New York, Multifamily Housing Revenue Bonds,	1/17 at 100.00	AAA	180,085
	Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
	Series 2002A:
2,725	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	2,768,518
1,375	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	1,389,465
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%,	11/17 at 100.00	Aa2	1,020,060
	11/01/37 (Alternative Minimum Tax)
5,280	Total Housing/Multifamily			5,358,128

Nuveen Investments 49

Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
NKO	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.9% (2.7% of Total Investments)
$ 1,500	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds,	8/11 at 105.00	A	$ 1,596,480
	Norwegian Christian Home and Health Center, Series 2001, 6.100%, 8/01/41 – NPFG Insured
525	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of	2/17 at 103.00	A–	545,375
	Westchester Project, Series 2006, 5.200%, 2/15/41
	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Willow Towers
	Inc., Series 2002:
1,000	5.250%, 2/01/22	8/12 at 101.00	AAA	1,071,710
1,500	5.400%, 2/01/34	8/12 at 101.00	AAA	1,599,405
4,525	Total Long-Term Care			4,812,970
	Tax Obligation/General – 10.4% (7.1% of Total Investments)
	Buffalo, New York, General Obligation Bonds, Series 2002B:
1,490	5.375%, 11/15/18 – NPFG Insured	11/12 at 100.00	A1	1,602,286
2,375	5.375%, 11/15/20 – NPFG Insured	11/12 at 100.00	A1	2,550,465
1,240	Canandaigua City School District, Ontario County, New York, General Obligation Refunding	4/12 at 101.00	Aa3	1,332,306
	Bonds, Series 2002A, 5.375%, 4/01/17 – AGM Insured
200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	221,900
3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2001H, 5.250%, 3/15/16 –	3/11 at 101.00	AA	3,098,550
	FGIC Insured
80	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25 –	3/12 at 100.00	AAA	85,546
	AGM Insured
525	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 –	8/15 at 100.00	AAA	603,698
	AGM Insured
	New York City, New York, General Obligation Bonds:
1,700	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	1,914,778
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,238,974
11,710	Total Tax Obligation/General			12,648,503
	Tax Obligation/Limited – 39.8% (27.2% of Total Investments)
210	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds,	11/10 at 100.00	N/R	210,638
	Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured
3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/12 at 100.00	A+	3,203,310
	Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured
160	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	179,691
	2005F, 5.000%, 3/15/21 – AGM Insured
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo
	City School District Project, Series 2008A:
590	5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA+	689,091
190	5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA+	220,801
400	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/12 at 100.00	AAA	425,064
	City School District, Series 2003, 5.750%, 5/01/20 – AGM Insured
2,485	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/17 at 100.00	AA+	2,840,305
	City School District, 5.750%, 5/01/28 – AGM Insured (UB)
4,760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	4,762,047
	2/15/47 – FGIC Insured
2,290	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A,	11/12 at 100.00	AAA	2,441,071
	5.250%, 11/15/25 – AGM Insured
4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,	7/12 at 100.00	AA–	4,221,200
	Series 2002A, 5.000%, 7/01/25 – FGIC Insured
1,000	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series	11/13 at 100.00	AAA	1,095,200
	2003A, 5.000%, 11/15/18 – AMBAC Insured

50 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
$ 3,400	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	$ 3,765,228
1,040	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,141,400
300	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	329,250
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	1/17 at 100.00	AA–	2,675,725
	Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	11/11 at 101.00	AAA	5,295
	Series 2002B, 5.250%, 5/01/16 – NPFG Insured
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	555,520
	Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option
	Bonds Trust 3095:
165	13.093%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	199,898
140	13.079%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	159,568
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,
	Series 2005B:
2,625	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,215,966
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	563,150
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
1,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	2,063,723
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,077,870
750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/13 at 100.00	AA–	813,803
	State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
8,600	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities,	No Opt. Call	AAA	10,424,309
	Series 1995, 5.700%, 4/01/20 – AGM Insured (UB)
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	313,364
	2010C, 5.125%, 8/01/42 – AGM Insured
1,225	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel	1/17 at 100.00	BBB–	1,044,607
	Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)
44,030	Total Tax Obligation/Limited			48,637,094
	Transportation – 14.8% (10.1% of Total Investments)
300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A,	11/15 at 100.00	AAA	315,717
	4.750%, 11/15/27 – NPFG Insured
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
	Series 2002A:
2,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	2,132,360
4,000	5.000%, 11/15/25 – FGIC Insured	11/12 at 100.00	A	4,220,080
315	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	344,912
	1/01/25 – FGIC Insured
865	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 –	1/15 at 100.00	A+	939,131
	AMBAC Insured
350	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	372,390
	AGM Insured (UB)
85	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara	10/10 at 100.50	A	85,313
	International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty	5/18 at 100.00	Aa2	2,099,640
	Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)

Nuveen Investments 51

Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
NKO	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth
	Series 2005:
$ 500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AAA	$ 570,880
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,083,130
345	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	368,877
390	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AAA	516,469
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	11/10 at 100.00	Aa2	4,014,160
	Twenty-Fourth Series 2001, 5.000%, 8/01/11 – FGIC Insured (Alternative Minimum Tax)
780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue	No Opt. Call	Aa3	962,668
	Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured
16,930	Total Transportation			18,025,727
	U.S. Guaranteed – 9.3% (6.3% of Total Investments) (4)
120	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk	No Opt. Call	AAA	142,955
	County Issue, Series 1986, 7.375%, 7/01/16 (ETM)
4,995	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	11/11 at 101.00	AAA	5,313,681
	Series 2002B, 5.250%, 5/01/16 (Pre-refunded 11/01/11) – NPFG Insured
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	8/12 at 100.00	AAA	1,089,690
	Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured
3,170	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25	3/12 at 100.00	AAA	3,391,203
	(Pre-refunded 3/15/12) – AGM Insured
120	New York State Housing Finance Agency, Construction Fund Bonds, State University, Series	No Opt. Call	AAA	122,794
	1986A, 8.000%, 5/01/11 (ETM)
1,205	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2002-1, 5.500%, 7/15/24	7/12 at 100.00	AAA	1,296,351
	(Pre-refunded 7/15/12)
10,610	Total U.S. Guaranteed			11,356,674
	Utilities – 12.5% (8.6% of Total Investments)
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	5,128,500
	5.000%, 9/01/27 – AGM Insured
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,853,102
1,300	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	1,403,597
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AAA	1,645,035
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	260,238
	5.000%, 12/01/35 – CIFG Insured
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding	11/10 at 100.00	A–	5,005,700
	Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured
14,750	Total Utilities			15,296,172

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.0% (2.0% of Total Investments)
$ 1,140	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/16 at 100.00	AAA	$ 1,203,259
	Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
2,295	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%,	6/15 at 100.00	AA+	2,452,718
	6/01/28 – NPFG Insured
3,435	Total Water and Sewer			3,655,977
$ 167,825	Total Investments (cost $170,487,791) – 146.3%			178,787,196
	Floating Rate Obligations – (9.5)%			(11,620,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.9)% (5)			(50,000,000)
	Other Assets Less Liabilities – 4.1%			5,071,153
	Net Assets Applicable to Common Shares – 100%			$ 122,238,349

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.0%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Investments 53

Nuveen Insured New York Tax-Free Advantage Municipal Fund
NRK	Portfolio of Investments
September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.2% (2.1% of Total Investments)
$ 1,500	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003,	6/13 at 100.00	BBB	$ 1,448,325
	5.750%, 6/01/33
290	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	290,493
	Series 2002, 5.375%, 5/15/33
1,790	Total Consumer Staples			1,738,818
	Education and Civic Organizations – 28.5% (18.5% of Total Investments)
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Long Island University,	9/12 at 100.00	Baa3	2,007,900
	Series 2003A, 5.000%, 9/01/32 – RAAI Insured
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of	No Opt. Call	A	2,162,660
	Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	No Opt. Call	Aa2	1,108,320
	Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured
410	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/16 at 100.00	Aa2	430,861
	Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A,	7/17 at 100.00	A	1,080,720
	5.000%, 7/01/25 – FGIC Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mount St. Mary College, Series	7/13 at 100.00	N/R	998,610
	2003, 5.000%, 7/01/32 – RAAI Insured
2,500	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/12 at 100.00	A1	2,665,125
	Technology, Series 2002A, 5.250%, 7/01/22 – AMBAC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
100	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	116,779
80	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	93,154
225	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate	7/15 at 100.00	AA+	254,099
	University, Tender Option Bond Trust 3127, 12.784%, 7/01/40 – AMBAC Insured (IF)
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds,	1/19 at 100.00	AAA	343,914
	Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured
495	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AAA	585,709
	Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium
	Project, Series 2006:
170	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	172,734
1,425	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	1,444,979
840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	778,050
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of	7/14 at 100.00	AA	1,073,640
	Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured
14,545	Total Education and Civic Organizations			15,317,254
	Health Care – 22.5% (14.6% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds,	2/13 at 100.00	A	2,028,460
	Lutheran Medical Center, Series 2003, 5.000%, 8/01/31 – NPFG Insured
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St.	8/12 at 100.00	N/R	3,046,590
	Barnabas Hospital, Series 2002A, 5.000%, 2/01/31 – AMBAC Insured
335	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson	8/17 at 100.00	AAA	360,681
	Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	1,053,840
	Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured
255	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series	7/17 at 100.00	AAA	266,666
	2007B, 5.125%, 7/01/37 – AGC Insured

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 25	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer	7/13 at 100.00	AA	$ 27,188
	Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured
790	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AAA	878,172
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
750	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities	7/13 at 100.00	Baa1	771,998
	Hospital, Series 2003B, 5.500%, 7/01/23
305	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian	8/14 at 100.00	AAA	313,793
	Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured
500	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series	2/12 at 100.00	AAA	521,990
	2002A, 5.500%, 2/15/17 – AGM Insured
2,640	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series	2/13 at 100.00	Aa3	2,833,512
	2003A, 5.250%, 2/15/21 – AMBAC Insured
11,600	Total Health Care			12,102,890
	Long-Term Care – 3.5% (2.3% of Total Investments)
1,500	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds,	8/11 at 105.00	A	1,596,480
	Norwegian Christian Home and Health Center, Series 2001, 6.100%, 8/01/41 – NPFG Insured
300	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of	2/17 at 103.00	A–	311,643
	Westchester Project, Series 2006, 5.200%, 2/15/41
1,800	Total Long-Term Care			1,908,123
	Tax Obligation/General – 3.2% (2.1% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%,	10/19 at 100.00	AAA	1,116,210
	10/01/29 – AGC Insured
50	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.125%, 8/01/25 –	11/10 at 100.00	AA	50,160
	NPFG Insured
225	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 –	8/15 at 100.00	AAA	258,728
	AGM Insured
250	New York City, New York, General Obligation Bonds, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	281,585
1,525	Total Tax Obligation/General			1,706,683
	Tax Obligation/Limited – 46.5% (30.2% of Total Investments)
2,695	Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue State Aid Secured Bonds,	No Opt. Call	Aa1	2,926,581
	Series 2004A, 5.250%, 8/15/12 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau	8/19 at 100.00	AAA	1,084,940
	County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured
3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/12 at 100.00	A+	3,203,310
	Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/19 at 100.00	AAA	1,127,080
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
340	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/18 at 100.00	AA+	397,103
	City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)
1,085	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/17 at 100.00	AA+	1,240,133
	City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)
2,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%,	2/17 at 100.00	A	2,055,884
	2/15/47 – FGIC Insured
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,	7/12 at 100.00	AA–	1,055,300
	Series 2002A, 5.000%, 7/01/25 – FGIC Insured
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003,	1/13 at 102.00	BBB	547,165
	5.500%, 1/01/34

Nuveen Investments 55

Nuveen Insured New York Tax-Free Advantage Municipal Fund (continued)
NRK	Portfolio of Investments September 30, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
$ 610	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	$ 675,526
555	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	609,113
740	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	1/17 at 100.00	AA–	792,015
	Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds,	2/13 at 100.00	AAA	2,156,140
	Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured
280	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option	11/15 at 100.00	AA+	319,136
	Bonds Trust 3095, 13.079%, 11/15/44 – AMBAC Insured (IF)
1,290	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds,	1/13 at 100.00	AAA	1,386,041
	Series 2002A, 5.000%, 1/01/23 – FGIC Insured
950	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series	No Opt. Call	AA	1,163,874
	2005B, 5.500%, 4/01/20 – AMBAC Insured
1,200	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/13 at 100.00	AA–	1,303,404
	State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured
750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/13 at 100.00	AA–	813,803
	State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
1,860	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and	1/11 at 100.00	AA–	1,884,440
	Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AAA	313,364
	2010C, 5.125%, 8/01/42 – AGM Insured
23,265	Total Tax Obligation/Limited			25,054,352
	Transportation – 13.4% (8.7% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
100	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AAA	105,239
500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	514,400
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,	11/12 at 100.00	A	1,055,020
	Series 2002A, 5.000%, 11/15/25 – FGIC Insured
140	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%,	1/18 at 100.00	A+	153,294
	1/01/25 – FGIC Insured
1,875	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 –	1/15 at 100.00	A+	2,035,688
	AMBAC Insured
3,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 –	7/15 at 100.00	AAA	3,150,360
	AGM Insured
170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AAA	225,128
	Eighth Series 2008, Trust 2920, 17.154%, 8/15/32 – AGM Insured (IF)
6,785	Total Transportation			7,239,129
	U.S. Guaranteed – 25.7% (16.7% of Total Investments) (4)
1,185	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds,	2/13 at 102.00	Aaa	1,336,858
	Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)
500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish	5/13 at 100.00	Aaa	561,750
	Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)
85	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 –	No Opt. Call	N/R (4)	95,121
	AMBAC Insured (ETM)
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	8/12 at 100.00	AAA	3,267,330
	Series 2003C, 5.250%, 8/01/18 (Pre-refunded 8/01/12) – AMBAC Insured
3,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B, 5.000%,	4/12 at 100.00	AAA	3,746,750
	4/01/20 (Pre-refunded 4/01/12) – AMBAC Insured

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State	3/13 at 100.00	AAA	$ 559,110
	Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured
2,000	Power Authority of the State of New York, General Revenue Bonds, Series 2002A, 5.000%,	11/12 at 100.00	Aa2 (4)	2,194,020
	11/15/20 (Pre-refunded 11/15/12)
1,975	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A,	1/12 at 100.00	AAA	2,093,678
	5.125%, 1/01/31 (Pre-refunded 1/01/12) – NPFG Insured
12,745	Total U.S. Guaranteed			13,854,617
	Utilities – 6.5% (4.2% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,130	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,231,768
870	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	939,330
1,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AAA	1,096,690
125	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	130,119
	5.000%, 12/01/35 – CIFG Insured
110	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%,	11/15 at 100.00	Aa2	123,853
	11/15/19 – FGIC Insured
3,235	Total Utilities			3,521,760
	Water and Sewer – 1.0% (0.6% of Total Investments)
495	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/16 at 100.00	AAA	522,462
	Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)
$ 77,785	Total Investments (cost $78,843,682) – 154.0%			82,966,088
	Floating Rate Obligations – (4.4)%			(2,390,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.4)% (5)			(27,680,000)
	Other Assets Less Liabilities – 1.8%			969,955
	Net Assets Applicable to Common Shares – 100%			$ 53,866,043

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin-
cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Investments 57

Statement of
Assets & Liabilities
	September 30, 2010

	New York	New York	New York
	Investment	Select	Quality
	Quality	Quality	Income
	(NQN)	(NVN)	(NUN)
Assets
Investments, at value (cost $395,482,607, $511,671,428 and $513,045,530, respectively)	$416,628,250	$547,610,674	$546,007,734
Cash	97,717	2,320,675	11,824,701
Receivables:
Interest	5,532,333	7,260,345	7,228,157
Investments sold	110,000	8,559,582	6,281,592
Deferred offering costs	697,998	848,654	—
Other assets	210,238	288,644	135,340
Total assets	423,276,536	566,888,574	571,477,524
Liabilities
Cash overdraft	—	—	—
Floating rate obligations	37,145,000	33,510,000	40,245,000
Payables:
Auction Rate Preferred share dividends	—	—	7,511
Common share dividends	1,005,965	1,397,713	1,429,658
Interest	—	—	—
Offering costs	450,267	486,311	—
MuniFund Term Preferred shares, at liquidation value	—	—	—
Variable Rate Demand Preferred shares, at liquidation value	112,300,000	164,800,000	—
Accrued expenses:
Management fees	212,054	282,928	285,543
Other	135,204	214,592	229,767
Total liabilities	151,248,490	200,691,544	42,197,479
Auction Rate Preferred shares, at liquidation value	—	—	160,775,000
Net assets applicable to Common shares	$272,028,046	$366,197,030	$368,505,045
Common shares outstanding	17,518,033	23,198,402	23,752,339
Net asset value per Common share outstanding (net assets applicable to Common shares,
divided by Common shares outstanding)	$15.53	$15.79	$15.51
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$175,180	$231,984	$237,523
Paid-in surplus	248,975,172	328,429,590	334,551,774
Undistributed (Over-distribution of) net investment income	3,620,168	4,651,563	4,931,502
Accumulated net realized gain (loss)	(1,888,117)	(3,055,353)	(4,177,958)
Net unrealized appreciation (depreciation)	21,145,643	35,939,246	32,962,204
Net assets applicable to Common shares	$272,028,046	$366,197,030	$368,505,045
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Auction Rate Preferred	1,000,000	1,000,000	1,000,000
MuniFund Term Preferred	—	—	—
Variable Rate Demand Preferred	Unlimited	Unlimited	—

See accompanying notes to financial statements.

58 Nuveen Investments

	Insured	Insured	Insured
	New York	New York	New York
	Premium	Dividend	Tax-Free
	Income	Advantage	Advantage
	(NNF)	(NKO)	(NRK)
Assets
Investments, at value (cost $182,593,025, $170,487,791 and $78,843,682, respectively)	$193,291,930	$178,787,196	$82,966,088
Cash	917,950	—	—
Receivables:
Interest	2,508,343	2,554,823	1,049,904
Investments sold	516,635	2,720,750	—
Deferred offering costs	—	626,610	606,965
Other assets	26,431	62,448	34,090
Total assets	197,261,289	184,751,827	84,657,047
Liabilities
Cash overdraft	—	208,043	250,766
Floating rate obligations	16,600,000	11,620,000	2,390,000
Payables:
Auction Rate Preferred share dividends	1,540	—	—
Common share dividends	479,473	494,494	207,400
Interest	—	—	62,741
Offering costs	—	79,329	137,848
MuniFund Term Preferred shares, at liquidation value	—	—	27,680,000
Variable Rate Demand Preferred shares, at liquidation value	—	50,000,000	—
Accrued expenses:
Management fees	100,523	79,427	37,059
Other	48,503	32,185	25,190
Total liabilities	17,230,039	62,513,478	30,791,004
Auction Rate Preferred shares, at liquidation value	50,350,000	—	—
Net assets applicable to Common shares	$129,681,250	$122,238,349	$53,866,043
Common shares outstanding	8,243,515	7,937,131	3,506,560
Net asset value per Common share outstanding (net assets applicable to Common shares,
divided by Common shares outstanding)	$15.73	$15.40	$15.36
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$82,435	$79,371	$35,066
Paid-in surplus	118,631,530	113,667,442	49,854,320
Undistributed (Over-distribution of) net investment income	1,628,743	1,098,806	340,229
Accumulated net realized gain (loss)	(1,360,363)	(906,675)	(485,978)
Net unrealized appreciation (depreciation)	10,698,905	8,299,405	4,122,406
Net assets applicable to Common shares	$129,681,250	$122,238,349	$53,866,043
Authorized shares:
Common	200,000,000	Unlimited	Unlimited
Auction Rate Preferred	1,000,000	Unlimited	Unlimited
MuniFund Term Preferred	—	—	Unlimited
Variable Rate Demand Preferred	—	Unlimited	—
See accompanying notes to financial statements.

Nuveen Investments 59

Statement of
Operations
				Year Ended September 30, 2010

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Investment Income	$18,734,417	$25,664,195	$26,043,461	$8,620,413	$8,378,852	$3,661,792
Expenses
Management fees	2,533,941	3,384,135	3,425,549	1,202,901	1,135,657	508,661
Auction fees	159,652	235,750	241,163	75,526	47,476	21,390
Dividend disbursing agent fees	41,644	35,808	40,000	20,000	—	12,521
Shareholders’ servicing agent
fees and expenses	26,047	25,964	26,209	9,903	1,318	885
Interest expense and amortization of
offering costs	330,908	321,240	273,917	112,944	492,279	407,222
Liquidity fees	102,463	150,365	—	—	405,152	—
Custodian’s fees and expenses	71,633	93,171	93,705	39,425	35,946	20,589
Directors’/Trustees’ fees and expenses	10,521	14,557	16,883	4,938	4,548	2,355
Professional fees	47,336	61,852	110,738	27,952	23,303	15,189
Shareholders’ reports – printing
and mailing expenses	76,054	94,007	95,887	42,821	38,969	19,897
Stock exchange listing fees	9,122	9,122	9,122	9,122	1,113	491
Other expenses	23,189	23,744	23,264	19,262	24,782	17,746
Total expenses before custodian fee
credit and expense reimbursement	3,432,510	4,449,715	4,356,437	1,564,794	2,210,543	1,026,946
Custodian fee credit	(4,832)	(7,135)	(3,188)	(1,635)	(2,615)	(2,431)
Expense reimbursement	—	—	—	—	(223,884)	(74,456)
Net expenses	3,427,678	4,442,580	4,353,249	1,563,159	1,984,044	950,059
Net investment income	15,306,739	21,221,615	21,690,212	7,057,254	6,394,808	2,711,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,107,452	819,456	571,906	63,935	(6,075)	(33,902)
Net increase from payments by the Adviser
for losses realized on the disposal of
investments purchased in violation of
investment restrictions	—	—	—	—	—	35,020
Change in net unrealized appreciation
(depreciation) of investments	5,430,758	6,657,396	5,806,336	2,739,985	1,592,173	800,598
Net realized and unrealized gain (loss)	6,538,210	7,476,852	6,378,242	2,803,920	1,586,098	801,716
Distributions to Auction Rate
Preferred Shareholders
From net investment income	(428,280)	(642,714)	(651,201)	(204,610)	—	(42,251)
From accumulated net realized gains	—	—	—	—	—	(36,601)
Decrease in net assets applicable to
Common shares from distributions to
Auction Rate Preferred shareholders	(428,280)	(642,714)	(651,201)	(204,610)	—	(78,852)
Net increase (decrease) in net assets
applicable to Common shares
from operations	$21,416,669	$28,055,753	$27,417,253	$9,656,564	$7,980,906	$3,434,597
See accompanying notes to financial statements.

60 Nuveen Investments

Statement of
Changes in Net Assets

			New York
	Investment Quality (NQN)		Select Quality (NVN)		Quality Income (NUN)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09
Operations
Net investment income	$15,306,739	$15,473,199	$21,221,615	$20,966,391	$21,690,212	$21,133,235
Net realized gain (loss) from:
Investments	1,107,452	191,177	819,456	(118,181)	571,906	(620,822)
Futures contracts	—	—	—	—	—	—
Net increase from payments by the Adviser
for losses realized on the disposal of
investments purchased in violation of
investment restrictions	—	—	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	5,430,758	30,015,090	6,657,396	43,923,642	5,806,336	43,523,706
Futures contracts	—	—	—	—	—	—
Distributions to Auction Rate Preferred
Shareholders:
From net investment income	(428,280)	(1,530,629)	(642,714)	(2,123,507)	(651,201)	(2,174,942)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to Common shares
from operations	21,416,669	44,148,837	28,055,753	62,648,345	27,417,253	61,861,177
Distributions to Common Shareholders
From net investment income	(13,558,960)	(11,943,417)	(18,349,937)	(15,841,565)	(18,717,052)	(15,897,899)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(13,558,960)	(11,943,417)	(18,349,937)	(15,841,565)	(18,717,052)	(15,897,899)
Capital Share Transactions
Common shares repurchased
and retired	—	(937,831)	—	(1,246,682)	(21,811)	(1,646,157)
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	—	(937,831)	—	(1,246,682)	(21,811)	(1,646,157)
Net increase (decrease) in net assets
applicable to Common shares	7,857,709	31,267,589	9,705,816	45,560,098	8,678,390	44,317,121
Net assets applicable to Common
shares at the beginning of year	264,170,337	232,902,748	356,491,214	310,931,116	359,826,655	315,509,534
Net assets applicable to Common
shares at the end of year	$272,028,046	$264,170,337	$366,197,030	$356,491,214	$368,505,045	$359,826,655
Undistributed (Over-distribution of)
net investment income at the
end of year	$3,620,168	$2,297,915	$4,651,563	$2,463,076	$4,931,502	$2,649,388

See accompanying notes to financial statements.

Nuveen Investments 61

Statement of
Changes in Net Assets (continued)
	Insured New York		Insured New York		Insured New York
	Premium Income (NNF)		Dividend Advantage (NKO)		Tax-Free Advantage (NRK)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09
Operations
Net investment income	$7,057,254	$6,939,760	$6,394,808	$6,238,372	$2,711,733	$2,917,457
Net realized gain (loss) from:
Investments	63,935	(29,684)	(6,075)	(6,113)	(33,902)	19,571
Futures contracts	—	—	—	—	—	234,587
Net increase from payments by the Adviser
for losses realized on the disposal of
investments purchased in violation of
investment restrictions	—	—	—	—	35,020	—
Change in net unrealized appreciation
(depreciation) of:
Investments	2,739,985	14,554,038	1,592,173	13,653,943	800,598	6,043,581
Futures contracts	—	—	—	—	—	10,453
Distributions to Auction Rate Preferred
Shareholders:
From net investment income	(204,610)	(687,412)	—	—	(42,251)	(346,340)
From accumulated net realized gains	—	—	—	(27,450)	(36,601)	(10,498)
Net increase (decrease) in net assets
applicable to Common shares
from operations	9,656,564	20,776,702	7,980,906	19,858,752	3,434,597	8,868,811
Distributions to Common Shareholders
From net investment income	(6,068,555)	(5,215,813)	(6,127,465)	(5,535,901)	(2,563,296)	(2,307,427)
From accumulated net realized gains	—	—	(20,637)	(195,121)	(228,628)	(28,810)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(6,068,555)	(5,215,813)	(6,148,102)	(5,731,022)	(2,791,924)	(2,336,237)
Capital Share Transactions
Common shares repurchased
and retired	(165,653)	(829,563)	—	(305,233)	—	(77,712)
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	(165,653)	(829,563)	—	(305,233)	—	(77,712)
Net increase (decrease) in net assets
applicable to Common shares	3,422,356	14,731,326	1,832,804	13,822,497	642,673	6,454,862
Net assets applicable to Common
shares at the beginning of year	126,258,894	111,527,568	120,405,545	106,583,048	53,223,370	46,768,508
Net assets applicable to Common
shares at the end of year	$129,681,250	$126,258,894	$122,238,349	$120,405,545	$53,866,043	$53,223,370
Undistributed (Over-distribution of)
net investment income at the
end of year	$1,628,743	$844,820	$1,098,806	$575,725	$340,229	$172,401

See accompanying notes to financial statements.

62 Nuveen Investments

Statement of
Cash Flows
	Year Ended September 30, 2010

	New York	New York	New York
	Investment	Select	Quality
	Quality	Quality	Income
	(NQN)	(NVN)	(NUN)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares
from Operations	$21,416,669	$28,055,753	$27,417,253
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(45,500,224)	(56,785,949)	(33,792,327)
Proceeds from sales and maturities of investments	21,921,600	42,732,824	34,916,254
Proceeds from (Purchases of) short-term investments, net	20,987,331	20,683,103	14,304,450
Amortization (Accretion) of premiums and discounts, net	1,202,643	315,376	270,081
(Increase) Decrease in receivable for interest	(240,343)	(248,058)	(84,857)
(Increase) Decrease in receivable for investments sold	(110,000)	(7,145,582)	(6,281,592)
(Increase) Decrease in other assets	(126,356)	(181,644)	(15,978)
Increase (Decrease) in payable for Auction Rate Preferred share dividends	(3,206)	(12,810)	(3,931)
Increase (Decrease) in payable for interest	—	—	—
Increase (Decrease) in accrued management fees	3,784	4,899	3,771
Increase (Decrease) in accrued other liabilities	11,808	26,434	37,261
Net realized (gain) loss from investments	(1,107,452)	(819,456)	(571,906)
Change in net unrealized (appreciation) depreciation of investments	(5,430,758)	(6,657,396)	(5,806,336)
Net realized (gain) loss from paydowns	—	(5,089)	(4,233)
Taxes paid on undistributed capital gains	—	476	—
Net cash provided by (used in) operating activities	13,025,496	19,962,881	30,387,910
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	—	—
Cash distributions paid to Common shareholders	(13,480,048)	(18,179,863)	(18,541,398)
Cost of Common shares repurchased and retired	—	—	(21,811)
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	(111,500,000)	(163,900,000)	—
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—	—
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	112,300,000	164,800,000	—
(Increase) Decrease in deferred offering costs	(697,998)	(848,654)	—
Increase (Decrease) in payable for offering costs	450,267	486,311	—
Net cash provided by (used in) financing activities	(12,927,779)	(17,642,206)	(18,563,209)
Net Increase (Decrease) in Cash	97,717	2,320,675	11,824,701
Cash at the beginning of year	—	—	—
Cash at the End of Year	$97,717	$2,320,675	$11,824,701

Supplemental Disclosure of Cash Flow Information
	New York	New York	New York
	Investment	Select	Quality
	Quality	Quality	Income
	(NQN)	(NVN)	(NUN)
Cash paid for interest (excluding amortization of
offering costs, where applicable)	$328,154	$317,892	$273,917

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Cash Flows (continued)
	Insured	Insured	Insured
	New York	New York	New York
	Premium	Dividend	Tax-Free
	Income	Advantage	Advantage
	(NNF)	(NKO)	(NRK)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares
from Operations	$9,656,564	$7,980,906	$3,434,597
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(15,851,740)	(7,377,108)	(9,883,346)
Proceeds from sales and maturities of investments	7,413,850	3,340,750	3,352,268
Proceeds from (Purchases of) short-term investments, net	7,351,142	5,800,326	5,957,117
Amortization (Accretion) of premiums and discounts, net	418,697	503,452	261,929
(Increase) Decrease in receivable for interest	(106,830)	(93,917)	(99,959)
(Increase) Decrease in receivable for investments sold	998,365	(2,720,750)	—
(Increase) Decrease in other assets	10,361	(61,045)	2,589
Increase (Decrease) in payable for Auction Rate Preferred share dividends	398	—	(2,450)
Increase (Decrease) in payable for interest	—	—	62,741
Increase (Decrease) in accrued management fees	1,563	7,739	5,740
Increase (Decrease) in accrued other liabilities	(3,467)	24,032	(7,295)
Net realized (gain) loss from investments	(63,935)	6,075	33,902
Change in net unrealized (appreciation) depreciation of investments	(2,739,985)	(1,592,173)	(800,598)
Net realized (gain) loss from paydowns	—	—	—
Taxes paid on undistributed capital gains	—	—	(657)
Net cash provided by (used in) operating activities	7,084,983	5,818,287	2,316,578
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	208,043	250,766
Cash distributions paid to Common shareholders	(6,001,380)	(6,138,158)	(2,778,227)
Cost of Common shares repurchased and retired	(165,653)	—	—
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	—	(27,000,000)
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—	27,680,000
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	—	—	—
(Increase) Decrease in deferred offering costs	—	32,499	(606,965)
Increase (Decrease) in payable for offering costs	—	79,329	137,848
Net cash provided by (used in) financing activities	(6,167,033)	(5,818,287)	(2,316,578)
Net Increase (Decrease) in Cash	917,950	—	—
Cash at the beginning of year	—	—	—
Cash at the End of Year	$917,950	$—	$—

Supplemental Disclosure of Cash Flow Information
	Insured	Insured	Insured
	New York	New York	New York
	Premium	Dividend	Tax-Free
	Income	Advantage	Advantage
	(NNF)	(NKO)	(NRK)
Cash paid for interest (excluding amortization of
offering costs, where applicable)	$112,944	$235,240	$282,839

See accompanying notes to financial statements.

64 Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (collectively, the “Funds”). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) in establishing a fair valuation of the security. These securities are generally classified as Level 2 or Level 3.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. These securities are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments 65

Notes to

Financial Statements (continued)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
The following Funds have issued and outstanding Auction Rate Preferred Shares (“ARPS”), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of September 30, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

		Insured
	New York	New York
	Quality	Premium
	Income	Income
	(NUN)	(NNF)
Number of shares:
Series M	1,794	1,022
Series T	—	992
Series W	1,796	—
Series TH	1,959	—
Series F	882	—
Total	6,431	2,014

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as

66 Nuveen Investments

calculated in accordance with the pre-established terms of the ARPS. As of September 30, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
ARPS redeemed, at liquidation value	$144,000,000	$193,000,000	$36,225,000	$14,650,000	$61,000,000	$27,000,000

During the fiscal year ended September 30, 2010, lawsuits pursuing claims made in a demand letter alleging that New York Quality Income’s (NUN) Board of Directors breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of New York Quality Income (NUN), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of New York Quality Income (NUN). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. New York Quality Income (NUN) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

MuniFund Term Preferred Shares
Insured New York Tax-Free Advantage (NRK) has issued and outstanding $27,680,000, of 2.55%, Series 2015 MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all of the Fund’s outstanding ARPS. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate of 2.55%, subject to adjustment in certain circumstances.

The Fund is obligated to redeem its MTP Shares on May 1, 2015, unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of May 1, 2011, the MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium until April 31, 2012, and at par thereafter. The MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MTP Shares trade on NYSE under the ticker symbol “NRK Pr C.”

During the period from April 14, 2010 (issuance date of shares) through September 30, 2010, Insured New York Tax-Free Advantage (NRK) had all $27,680,000 of its MTP Shares outstanding.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of the Fund’s MTP Share offering are recorded as reductions of offering costs recognized by the Fund. During the fiscal year ended September 30, 2010, there was no amounts earned by Insured New York Tax-Free Advantage (NRK).

Variable Rate Demand Preferred Shares
The following funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New York Investment Quality (NQN), New York Select Quality (NVN) and Insured New York Dividend Advantage (NKO) issued their VRDP Shares in a privately negotiated offering during August 2010, August 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Insured New York Dividend Advantage (NKO) exchanged all its 500 Series 1 VRDP Shares for 500 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of September 30, 2010, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

Insured
	New York	New York	New York
	Investment	Select	Dividend
	Quality	Quality	Advantage
	(NQN)	(NVN)	(NKO)
Series	1	1	2
Shares outstanding	1,123	1,648	500
Maturity	August 1, 2040	August 1, 2040	June 1, 2040

Nuveen Investments 67

Notes to

Financial Statements (continued)

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and average annual dividend rate of VRDP Shares for each Fund during the fiscal year ended September 30, 2010, were as follows:

			Insured
	New York*	New York*	New York
	Investment	Select	Dividend
	Quality	Quality	Advantage
	(NQN)	(NVN)	(NKO)
Average liquidation value outstanding	112,300,000	164,800,000	50,000,000
Average annual dividend rate	0.57%	0.53%	0.32%

* For the period August 19, 2010 through September 30, 2010.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees” on the Statement of Operations.

Insurance
Under normal circumstances, and during the period October 1, 2009 through May 2, 2010, the Funds’ investment policies provided that each Fund would invest at least 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each Fund would invest at least 80% of its net assets in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may have also invested up to 20% of its net assets in municipal securities rated at least “BBB” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. On May 3, 2010, the Funds’ Board of Directors/Trustees approved changes to each Fund’s insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund’s investment policies are intended to increase the Funds’ investment flexibility in pursuing their investment objective, while retaining the insured nature of their portfolios. The changes, which were effective immediately, provide that under normal circumstances, each Fund invests at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in each Fund invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio

68 Nuveen Investments

Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended September 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts is as follows:
				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Maximum exposure to Recourse Trusts	$7,790,000	$9,585,000	$9,700,000	$3,420,000	$610,000	$560,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2010, were as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Average floating rate obligations outstanding	$37,145,000	$33,510,000	$40,245,000	$16,600,000	$11,620,000	$2,390,000
Average annual interest rate and fees	0.68%	0.64%	0.68%	0.68%	0.65%	0.60%

Nuveen Investments 69

Notes to

Financial Statements (continued)

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the fiscal year ended September 30, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Insured New York Tax-Free Advantage (NRK) in connection with its offering of MTP Shares ($670,200) were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Costs incurred by New York Investment Quality (NQN), New York Select Quality (NVN) and Insured New York Dividend Advantage (NKO) in connection with their offerings of VRDP Shares ($700,750, $852,000 and $675,000, respectively) were recorded as deferred charges which will be amortized over the 30-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

70 Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2010:

New York Investment Quality (NQN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$411,653,250	$—	$411,653,250
Short-Term Investments	—	4,975,000	—	4,975,000
Total	$—	$416,628,250	$—	$416,628,250

New York Select Quality (NVN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$542,635,674	$—	$542,635,674
Short-Term Investments	—	4,975,000	—	4,975,000
Total	$—	$547,610,674	$—	$547,610,674

New York Quality Income (NUN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$546,007,734	$—	$546,007,734

Insured New York Premium Income (NNF)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$186,821,930	$—	$186,821,930
Short-Term Investments	—	6,470,000	—	6,470,000
Total	$—	$193,291,930	$—	$193,291,930

Insured New York Dividend Advantage (NKO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$178,787,196	$—	$178,787,196

Insured New York Tax-Free Advantage (NRK)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$82,966,088	$—	$82,966,088

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2010.

Nuveen Investments 71

Notes to
Financial Statements (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	New York		New York		New York
	Investment Quality (NQN)		Select Quality (NVN)		Quality Income (NUN)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09
Common shares repurchased and retired	—	(83,900)	—	(112,400)	(1,700)	(150,400)
Weighted average Common share:
Price per share repurchased and retired	—	$11.16	—	$11.07	$12.81	$10.93
Discount per share repurchased and retired	—	18.61%	—	19.98%	12.38%	19.94%

	Insured New York		Insured New York		Insured New York
	Premium Income (NNF)		Dividend Advantage (NKO)		Tax-Free Advantage (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09
Common shares repurchased and retired	(12,700)	(73,000)	—	(27,000)	—	(6,800)
Weighted average Common share:
Price per share repurchased and retired	$13.02	$11.34	—	$11.28	—	$11.41
Discount per share repurchased and retired	11.83%	19.17%	—	19.06%	—	18.03%

Preferred Shares

Transactions in ARPS were as follows:

		New York				New York
		Investment Quality (NQN)				Select Quality (NVN)
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/10		9/30/09		9/30/10		9/30/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	744	$ 18,600,000	23	$ 575,000	—	$ —	—	$ —
Series T	1,858	46,450,000	57	1,425,000	1,461	36,525,000	—	—
Series W	—	—	—	—	2,038	50,950,000	—	—
Series TH	—	—	—	—	3,057	76,425,000	—	—
Series F	1,858	46,450,000	57	1,425,000	—	—	—	—
Total	4,460	$111,500,000	137	$3,425,000	6,556	$163,900,000	—	$ —

		New York				Insured New York
		Quality Income (NUN)				Premium Income (NNF)
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/10		9/30/09		9/30/10		9/30/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$ —	52	$1,300,000	—	$ —	34	$ 850,000
Series T	—	—	—	—	—	—	32	800,000
Series W	—	—	51	1,275,000	—	—	—	—
Series TH	—	—	56	1,400,000	—	—	—	—
Series F	—	—	25	625,000	—	—	—	—
Total	—	$ —	184	$4,600,000	—	$ —	66	$1,650,000

72 Nuveen Investments

Insured New York
Tax-Free Advantage (NRK)
	Year Ended		Year Ended
	9/30/10		9/30/09
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series TH	1,080	$27,000,000	—	$ —

Insured New York
Tax-Free Advantage (NRK)
	Year Ended		Year Ended
	9/30/10		9/30/09
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	2,768,000	$27,680,000	—	$ —

	New York				New York
	Investment Quality (NQN)				Select Quality (NVN)
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/10		9/30/09		9/30/10		9/30/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	1,123	$112,300,000	—	$ —	1,648 $164,800,000		—	$ —

During the fiscal year ended September 30, 2010, Insured New York Dividend Advantage (NKO) completed a private exchange offer in which all of its 500 Series 1 VRDP Shares were exchanged for 500 Series 2 VRDP Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended September 30, 2010, were as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Purchases	$45,500,224	$56,785,949	$33,792,327	$15,851,740	$7,377,108	$9,883,346
Sales and maturities	21,921,600	42,732,824	34,916,254	7,413,850	3,340,750	3,352,268

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments 73

Notes to
Financial Statements (continued)

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Cost of investments	$358,075,565	$478,217,267	$473,298,354	$166,024,041	$158,512,007	$76,442,279
Gross unrealized:
Appreciation	$25,016,311	$40,852,494	$37,990,733	$12,403,683	$10,051,924	$4,700,260
Depreciation	(3,591,042)	(4,978,461)	(5,555,362)	(1,728,565)	(1,378,124)	(568,567)
Net unrealized appreciation (depreciation)
of investments	$21,425,269	$35,874,033	$32,435,371	$10,675,118	$8,673,800	$4,131,693

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at September 30, 2010, the Funds’ tax year end, as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Paid-in-surplus	$(2,754)	$(2,872)	$—	$—	$(255,231)	$(62,299)
Undistributed (Over-distribution of) net investment income	2,754	(40,477)	(39,845)	(166)	255,738	61,642
Accumulated net realized gain (loss)	—	43,349	39,845	166	(507)	657

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ tax year end, were as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Undistributed net tax-exempt income *	$4,344,606	$6,075,147	$6,348,177	$2,050,491	$1,504,602	$606,810
Undistributed net ordinary income **	8,786	6,619	—	—	—	235
Undistributed net long-term capital gains	901,589	688,765	106,704	—	—	1,273

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2010, paid on October 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2010 and September 30, 2009, was designated for purposes of the dividends paid deduction as follows:

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
2010	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Distributions from net tax-exempt income ***	$13,979,689	$18,904,600	$19,182,269	$6,203,408	$6,279,396	$2,864,336
Distributions from net ordinary income **	—	—	—	—	5,556	99,670
Distributions from net long-term capital gains ****	—	—	—	—	15,081	165,559

74 Nuveen Investments

				Insured	Insured	Insured
	New York	New York	New York	New York	New York	New York
	Investment	Select	Quality	Premium	Dividend	Tax-Free
	Quality	Quality	Income	Income	Advantage	Advantage
2009	(NQN)	(NVN)	(NUN)	(NNF)	(NKO)	(NRK)
Distributions from net tax-exempt income	$13,431,568	$18,097,482	$18,074,822	$5,923,448	$5,941,189	$2,684,765
Distributions from net ordinary income **	—	—	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—	269,487	39,310

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2010, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2010.

At September 30, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Insured	Insured
	New York	New York
	Premium	Dividend
	Income	Advantage
	(NNF)	(NKO)
Expiration:
September 30, 2016	$10,016	$—
September 30, 2018	—	4,774
Total	$10,016	$4,774

During tax year ended September 30, 2010, the following Funds utilized capital loss carryforwards as follows:
Insured
	New York	New York	New York	New York
	Investment	Select	Quality	Premium
	Quality	Quality	Income	Income
	(NQN)	(NVN)	(NUN)	(NNF)
Utilized capital loss carryforwards	$205,863	$174,040	$505,047	$64,101

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:
New York Investment Quality (NQN)
New York Select Quality (NVN)
New York Quality Income (NUN)
Insured New York Premium Income (NNF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments 75

Notes to
Financial Statements (continued)
Insured New York Dividend Advantage (NKO)
Insured New York Tax-Free Advantage (NRK)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of September 30, 2010, the complex-level fee rate was .1822%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured New York Dividend Advantage’s (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage (NKO) for any portion of its fees and expenses beyond March 31, 2012.

76 Nuveen Investments

For the first eight years of Insured New York Tax-Free Advantage’s (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

* From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage (NRK) for any portion of its fees and expenses beyond November 30, 2010.

As a result of certain trading errors that occurred during the fiscal year ended September 30, 2010, Insured New York Tax-Free Advantage (NRK) was reimbursed $35,020 by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

8. New Accounting Standards

Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments 77

	Financial
	Highlights
	Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from	Distributions
				Net	from
				Investment	Capital
				Income	Gains		Net			Discount
	Beginning			to	to	Investment		Capital		from		Ending
	Common		Net	Auction	Auction	Income		Gains		Common		Common
	Share		Realized/	Rate	Rate	to		to		Shares		Share
	Net	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased		Net	Ending
	Asset	Investment	Gain	Share-	Share–		Share-	Share–		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired		Value	Value
New York Investment Quality (NQN)
Year Ended 9/30:
2010	$15.08	$.87	$.37	$(.02)	$—	$1.22	$(.77)	$—	$(.77)	$—		$15.53	$14.93
2009	13.23	.88	1.74	(.09)	—	2.53	(.68)	—	(.68)	—	*	15.08	14.13
2008	14.77	.90	(1.56)	(.26)	—	(.92)	(.62)	—	(.62)	—	*	13.23	10.72
2007	15.18	.89	(.29)	(.25)	(.02)	.33	(.67)	(.07)	(.74)	—		14.77	13.70
2006	15.87	.90	(.05)	(.17)	(.09)	.59	(.75)	(.53)	(1.28)	—		15.18	13.99
New York Select Quality (NVN)
Year Ended 9/30:
2010	15.37	.91	.33	(.03)	—	1.21	(.79)	—	(.79)	—		15.79	15.40
2009	13.34	.90	1.90	(.09)	—	2.71	(.68)	—	(.68)	—	*	15.37	13.76
2008	14.98	.91	(1.63)	(.27)	— *	(.99)	(.64)	(.01)	(.65)	—	*	13.34	10.70
2007	15.44	.92	(.37)	(.27)	(.01)	.27	(.70)	(.03)	(.73)	—		14.98	13.86
2006	15.87	.93	(.07)	(.21)	(.05)	.60	(.76)	(.27)	(1.03)	—		15.44	14.34

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period				at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
New York Investment Quality (NQN)
Year Ended 9/30:
2010	$—	$—	$—	$112,300	$100,000	$342,233
2009	111,500	25,000	84,231	—	—	—
2008	114,925	25,000	75,664	—	—	—
2007	144,000	25,000	70,178	—	—	—
2006	144,000	25,000	71,699	—	—	—
New York Select Quality (NVN)
Year Ended 9/30:
2010	—	—	—	164,800	100,000	322,207
2009	163,900	25,000	79,376	—	—	—
2008	163,900	25,000	72,427	—	—	—
2007	193,000	25,000	70,258	—	—	—
2006	193,000	25,000	71,884	—	—	—

78 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Rate
11.63%	8.42%	$272,028	1.31%	1.18%	5.83%	6%
39.45	19.74	264,170	1.42	1.20	6.45	3
(17.85)	(6.46)	232,903	1.46	1.24	6.15	9
3.22	2.22	260,224	1.40	1.22	5.98	19
2.39	4.03	268,986	1.22	1.22	5.92	16
18.34	8.18	366,197	1.26	1.17	6.00	8
36.22	20.98	356,491	1.36	1.20	6.52	5
(18.81)	(6.90)	310,931	1.41	1.21	6.16	12
1.70	1.75	349,388	1.38	1.20	6.05	17
4.53	4.10	361,945	1.20	1.20	6.03	15

(a)	The amounts shown are based on Common share equivalents.

(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 79

	Financial
	Highlights (continued)

	Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from	Distributions
				Net	from
				Investment	Capital
				Income	Gains		Net			Discount
	Beginning			to	to		Investment	Capital		from		Ending
	Common		Net	Auction	Auction		Income	Gains		Common		Common
	Share		Realized/	Rate	Rate		to	to		Shares		Share
	Net	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased		Net	Ending
	Asset	Investment	Gain	Share-	Share–		Share-	Share–		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired		Value	Value
New York Quality Income (NUN)
Year Ended 9/30:
2010	$15.15	$.91	$.27	$(.03)	$—	$1.15	$(.79)	$—	$(.79)	$—	*	$15.51	$15.10
2009	13.20	.89	1.81	(.09)	—	2.61	(.67)	—	(.67)	.01		15.15	13.68
2008	14.79	.89	(1.59)	(.27)	— *	(.97)	(.61)	(.01)	(.62)	—	*	13.20	10.43
2007	15.21	.89	(.33)	(.28)	(.01)	.27	(.65)	(.04)	(.69)	—		14.79	13.46
2006	15.64	.90	(.05)	(.20)	(.05)	.60	(.76)	(.27)	(1.03)	—		15.21	14.11
Insured New York Premium Income (NNF)
Year Ended 9/30:
2010	15.29	.86	.35	(.03)	—	1.18	(.74)	—	(.74)	—	*	15.73	15.18
2009	13.39	.84	1.76	(.08)	—	2.52	(.63)	—	(.63)	.01		15.29	13.64
2008	14.88	.86	(1.48)	(.26)	—	(.88)	(.61)	—	(.61)	—		13.39	11.04
2007	15.31	.87	(.33)	(.25)	(.01)	.28	(.67)	(.04)	(.71)	—		14.88	13.54
2006	15.78	.88	(.06)	(.18)	(.05)	.59	(.73)	(.33)	(1.06)	—		15.31	14.26

	Auction Rate Preferred Shares
	at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
New York Quality Income (NUN)
Year Ended 9/30:
2010	$160,775	$25,000	$82,301
2009	160,775	25,000	80,952
2008	165,375	25,000	72,696
2007	197,000	25,000	69,868
2006	197,000	25,000	71,498
Insured New York Premium Income (NNF)
Year Ended 9/30:
2010	50,350	25,000	89,390
2009	50,350	25,000	87,691
2008	52,000	25,000	78,619
2007	65,000	25,000	72,675
2006	65,000	25,000	74,056

80 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Rate
16.77%	7.87%	$368,505	1.22%	1.15%	6.08%	6%
38.91	20.46	359,827	1.38	1.20	6.50	5
(18.60)	(6.80)	315,510	1.42	1.21	6.10	9
.21	1.81	353,564	1.38	1.20	5.95	21
4.27	4.06	366,405	1.21	1.21	5.95	14
17.25	7.96	129,681	1.25	1.16	5.63	4
30.31	19.42	126,259	1.42	1.21	6.02	5
(14.53)	(6.18)	111,528	1.45	1.24	5.84	10
(.20)	1.85	123,956	1.40	1.23	5.79	21
3.30	3.96	127,546	1.22	1.22	5.75	14

(a)	The amounts shown are based on Common share equivalents.

(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions

				Distributions
				from	Distributions
				Net	from
				Investment	Capital
				Income	Gains			Net			Discount
	Beginning			to	to			Investment	Capital		from		Ending
	Common			Auction	Auction			Income	Gains		Common		Common
	Share		Realized/	Rate	Rate			to	to		Shares		Share
	Net	Net	Unrealized	Preferred	Preferred			Common	Common		Repurchased		Net	Ending
	Asset	Investment	Gain	Share-	Share–			Share-	Share–		and		Asset	Market
	Value	Income	(Loss)	holders(a)	holders(a)		Total	holders	holders	Total	Retired		Value	Value
Insured New York Dividend Advantage (NKO)
Year Ended 9/30:
2010	$15.17	$.81	$.19	$—	$—		$1.00	$(.77)	$— *	$(.77)	$—		$15.40	$14.72
2009	13.38	.78	1.73	—	—	*	2.51	(.70)	(.02)	(.72)	—	*	15.17	14.07
2008	14.96	.91	(1.57)	(.22)	(.01)		(.89)	(.66)	(.03)	(.69)	—		13.38	10.96
2007	15.34	.95	(.34)	(.26)	—	*	.35	(.72)	(.01)	(.73)	—		14.96	14.10
2006	15.67	.95	(.08)	(.20)	(.03)		.64	(.78)	(.19)	(.97)	—		15.34	14.85
Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2010	15.18	.77	.23	(.01)	(.01)		.98	(.73)	(.07)	(.80)	—		15.36	14.75
2009	13.31	.83	1.81	(.10)	—	*	2.54	(.66)	(.01)	(.67)	—	*	15.18	13.70
2008	14.65	.88	(1.32)	(.25)	—	*	(.69)	(.65)	— *	(.65)	—		13.31	11.52
2007	14.92	.91	(.29)	(.23)	—	*	.39	(.65)	(.01)	(.66)	—		14.65	13.74
2006	15.00	.90	(.05)	(.21)	—	*	.64	(.69)	(.03)	(.72)	—		14.92	14.08

	Auction Rate Preferred Shares			MuniFund Term Preferred Shares						Variable Rate Demand Preferred Shares
	at End of Period			at End of Period						at End of Period
						Ending	Average
	Aggregate	Liquidation	Asset	Aggregate	Liquidation	Market	Market		Asset	Aggregate	Liquidation	Asset
	Amount	Value	Coverage	Amount	Value	Value	Value		Coverage	Amount	Value	Coverage
	Outstanding	Per	Per	Outstanding	Per	Per	Per		Per	Outstanding	Per	Per
	(000)	Share	Share	(000)	Share	Share	Share		Share	(000)	Share	Share
Insured New York Dividend Advantage (NKO)
Year Ended 9/30:
2010	$—	$—	$—	$—	$—	$—	$—		$—	$50,000	$100,000	$344,477
2009	—	—	—	—	—	—	—		—	50,000	100,000	340,811
2008	—	—	—	—	—	—	—		—	50,000	100,000	313,166
2007	61,000	25,000	73,824	—	—	—	—		—	—	—	—
2006	61,000	25,000	75,032	—	—	—	—		—	—	—	—
Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2010	—	—	—	27,680	10.00	10.33	10.09	^	29.46	—	—	—
2009	27,000	25,000	74,281	—	—	—	—		—	—	—	—
2008	27,000	25,000	68,304	—	—	—	—		—	—	—	—
2007	27,000	25,000	72,665	—	—	—	—		—	—	—	—
2006	27,000	25,000	73,541	—	—	—	—		—	—	—	—

82 Nuveen Investments

					Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Reimbursement(c)			After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Interest(e)	Interest	Income	Rate
10.62%	6.88%	$122,238	1.86%	1.66%	5.19%	1.67%	1.47%	5.37%	2%
36.41	19.41	120,406	2.13	1.48	5.42	1.87	1.22	5.68	3
(18.10)	(6.24)	106,583	1.65	1.26	5.81	1.68	1.29	5.78	9
(.21)	2.36	119,131	1.38	1.20	5.83	1.40	1.22	5.81	19
7.92	4.29	122,078	1.20	1.20	5.79	1.21	1.21	5.78	11
13.97	6.70 **	53,866	1.95	1.30	5.01	1.81	1.15	5.15	4
25.65	19.67	53,223	1.40	1.31	5.77	1.13	1.04	6.04	4
(11.94)	(4.91)	46,769	1.41	1.26	5.68	1.44	1.29	5.65	8
2.24	2.69	51,479	1.40	1.25	5.65	1.42	1.27	5.63	17
5.79	4.38	52,425	1.27	1.27	5.62	1.29	1.29	5.60	8

(a)	The amounts shown are based on Common share equivalents.

(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares, MuniFund Term Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders, Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

*	Rounds to less than $.01 per share.

**
During the fiscal year ended September 30, 2010, Insured New York Tax-Free Advantage (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

^	For the period April 14, 2010 (issuance date of shares) through September 30, 2010.

See accompanying notes to financial statements.

Nuveen Investments 83

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including	in Fund
			and Term(1)	other	Complex
				Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	Robert P. Bremner(2)			Private Investor and Management Consultant; Treasurer and Director,
	8/22/1940	Chairman of		Humanities Council of Washington, D.C.
	333 W. Wacker Drive	the Board	1996		205
	Chicago, IL 60606	and Board Member

■	Jack B. Evans			President, The Hall-Perrine Foundation, a private philanthropic
	10/22/1948			corporation (since 1996); Director and Chairman, United Fire
	333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	205
	Chicago, IL 60606			Regents for the State of Iowa University System; Director, Gazette
Companies; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■	William C. Hunter			Dean, Tippie College of Business, University of Iowa (since
	3/6/1948			2006); Director (since 2004) of Xerox Corporation; Director
	333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	205
	Chicago, IL 60606			formerly, Dean and Distinguished Professor of Finance, School of
Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.

■	David J. Kundert(2)			Director, Northwestern Mutual Wealth Management
	10/28/1942			Company; retired (since 2004) as Chairman, JPMorgan
	333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	205
	Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater
Milwaukee Foundation.

■	William J. Schneider(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
	9/24/1944			company; formerly, Senior Partner and Chief Operating Officer
	333 W. Wacker Drive	Board Member	1997	(retired, 2004) of Miller-Valentine Group; member, University of	205
	Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

84 Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including	in Fund
			and Term(1)	other	Complex
				Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	Judith M. Stockdale			Executive Director, Gaylord and Dorothy Donnelley
	12/29/1947			Foundation (since 1994); prior thereto, Executive Director,
	333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	205
Chicago, IL 60606

■	Carole E. Stone(2)			Director, Chicago Board Options Exchange (since 2006); Director,
	6/28/1947			C2 Options Exchange, Incorporated (since 2009); formerly,
	333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	205
	Chicago, IL 60606			Reform (2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).

■	Terence J. Toth(2)
	9/29/1959			Director, Legal & General Investment Management America, Inc.
	333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	205
	Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Boards (since
2005), University of Illinois Leadership Council Board (since 2007)
and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).

Interested Board Member:

■	John P. Amboian(3)			Chief Executive Officer (since July 2007), Director (since 1999)
	6/14/1961			and Chairman (since 2007) of Nuveen Investments, Inc.; Chief
	333 W. Wacker Drive	Board Member	2008	Executive Officer (since 2007) of Nuveen Asset Management,	205
	Chicago, IL 60606			Nuveen Investments Advisors, Inc.

Officers of the Funds:

■	Gifford R. Zimmerman			Managing Director (since 2002), Assistant Secretary and
	9/9/1956	Chief		Associate General Counsel of Nuveen Investments, LLC; Managing
	333 W. Wacker Drive	Administrative	1988	Director (since 2004) and Assistant Secretary (since 1994) of Nuveen	205
	Chicago, IL 60606	Officer		Investments, Inc.; Managing Director, Associate General Counsel and
Assistant Secretary, of Nuveen Asset Management (since 2002) and of
Symphony Asset Management LLC, (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC.
(since 2002), Nuveen Investments Advisers Inc. (since 2002),
Tradewinds Global Investors, LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow
Capital Management, Inc. (since 2010); Chief Administrative
Officer and Chief Compliance Officer (since 2010) of Nuveen
Commodities Asset Management, LLC; Chartered Financial Analyst.

Nuveen Investments 85

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(4)	During Past 5 Years	in Fund
Complex
Overseen
by Officer

Officers of the Funds:

■	William Adams IV			Executive Vice President of Nuveen Investments, Inc.; Executive
	6/9/1955			Vice President, U.S. Structured Products of Nuveen Investments,
	333 W. Wacker Drive	Vice President	2007	LLC, (since 1999), ; Managing Director (since 2010) of Nuveen	130
	Chicago, IL 60606			Commodities Asset Management, LLC.

■	Margo L. Cook			Executive Vice President (since 2008) of Nuveen
	4/11/1964			Investments, Inc.; previously, Head of Institutional Asset
	333 W. Wacker Drive	Vice President	2009	Management (2007-2008) of Bear Stearns Asset Management;	205
	Chicago, IL 60606			Head of Institutional Asset Management (1986-2007) of Bank
of NY Mellon; Chartered Financial Analyst.

■	Lorna C. Ferguson			Managing Director (since 2004) of Nuveen Investments, LLC and
	10/24/1945			Managing Director (since 2005) of Nuveen Asset Management.
	333 W. Wacker Drive	Vice President	1998		205
Chicago, IL 60606

■	Stephen D. Foy			Senior Vice President (since 2010), formerly, Vice President (1993-
	5/31/1954	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
	333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	205
	Chicago, IL 60606			(2005-2010) of Nuveen Asset Management; Certified Public Accountant.

■	Scott S. Grace			Managing Director, Corporate Finance & Development, Treasurer
	8/20/1970	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
	333 W. Wacker Drive	and Treasurer	2009	Treasurer of Nuveen Asset Management (since 2009); Nuveen	205
	Chicago, IL 60606			Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and
Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ
Investment Management Company, LLC, Tradewinds Global Investors,
LLC, Symphony Asset Management LLC and Winslow Capital Management,
Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly,
Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice
President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior
Associate in Morgan Stanley’s Global Financial Services Group (2000-
2003); Chartered Accountant Designation.

■	Walter M. Kelly			Senior Vice President (since 2008), Vice President (2006-2008)
	2/24/1970	Chief Compliance		formerly, Assistant Vice President and Assistant General Counsel
	333 W. Wacker Drive	Officer and	2003	(2003-2006) of Nuveen Investments, LLC; Senior Vice President	205
	Chicago, IL 60606	Vice President		(since 2008), formerly, Vice President (2006-2008) and Assistant
Secretary (since 2008) of Nuveen Asset Management.

■	Tina M. Lazar			Senior Vice President (since 2009), formerly, Vice President of Nuveen
	8/27/1961			Investments, LLC (1999-2009); Senior Vice President (since 2010),
	333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Chicago, IL 60606

86 Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(4)	During Past 5 Years	in Fund
Complex
Overseen
by Officer

Officers of the Funds:

■	Kevin J. McCarthy			Managing Director (since 2008), formerly, Vice President
	3/26/1966	Vice President		(2007-2008), Nuveen Investments, LLC; Managing Director
	333 W. Wacker Drive	and Secretary	2007	(since 2008), formerly, Vice President, and Assistant Secretary,	205
	Chicago, IL 60606			Nuveen Asset Management, and Nuveen Investments Holdings, Inc.;
Vice President (since 2007) and Assistant Secretary, Nuveen
Investment Advisers Inc., NWQ Investment Management Company,
LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC,
Symphony Asset Management LLC, Santa Barbara Asset
Management LLC, Nuveen HydePark Group, LLC and Nuveen
Investment Solutions, Inc. (since 2007) and of Winslow Capital
Management, Inc. (since 2010); Vice President and Secretary (since 2010)
of Nuveen Commodities Asset Management, LLC; prior thereto, Partner,
Bell, Boyd & Lloyd LLP (1997-2007).

(1)
For Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NKO and NRK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Investment Quality (NQN), New York Select Quality (NVN) New York Quality Income (NUN) and Insured New York Premium Income (NNF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 87

Annual Investment Management
Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21–22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all–important or controlling. The Independent Board Members’ considerations were

88 Nuveen Investments

instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed–end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance

Nuveen Investments 89

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen Insured New York Tax-Free Advantage Municipal Fund (the “Insured NY Tax-Free Advantage Fund”) outperformed or matched the performance of its benchmark in the one- and three-year periods. The Independent Board Members also noted that the Nuveen Insured New York Dividend Advantage Municipal Fund (the “Insured NY Dividend Advantage Fund”), Nuveen Insured New York Premium Income Municipal Fund, Inc. (the “Insured NY Premium Fund”), Nuveen New York Investment Quality Municipal Fund, Inc. (the “NY Investment Quality Fund”), Nuveen New York Quality Income Municipal Fund, Inc. (the “NY Quality Income Fund”) and Nuveen New York Select Quality Municipal Fund, Inc. (the “NY Select Quality Fund”) underperformed the performance of their benchmarks in the three-year period but outperformed the performance of their benchmarks in the one-year period.

C. Fees, Expenses and Profitability
    1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took

90 Nuveen Investments

into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Insured NY Dividend Advantage Fund and the Insured NY Tax-Free Advantage Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Insured NY Dividend Advantage Fund and the Insured NY Tax-Free Advantage Fund had net management fees and/or net expense ratios below, at or near (within 5 basis point or less) the peer averages of their Peer Group or Peer Universe. In addition, although the Insured NY Premium Fund, NY Investment Quality Fund, NY Quality Income Fund and NY Select Quality Fund had net management fees and net expense ratios above the peer average, the Board members recognized the limited peers available for comparison.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for

Nuveen Investments 91

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors includ ing the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing prof itability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end

92 Nuveen Investments

funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 93

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

94 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 95

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The weighted average of the effective maturity dates of the fixed-income securities in the portfolio. A bond’s effective maturity takes into account the possibility that it may be called by the issuer before its stated maturity date. In this case, the bond trades as though it had a shorter maturity than its stated maturity.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

96 Nuveen Investments

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 97

Notes

98 Nuveen Investments

Notes

Nuveen Investments 99

Notes

100 Nuveen Investments

Other Useful Information

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NQN	—	4,460
NVN	—	6,556
NUN	1,700	—
NNF	12,700	—
NKO	—	—
NRK	—	1,080

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Board of Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Nuveen Investments 101

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com	EAN - B - 0910D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Select Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2010	$24,439	$1,500	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2009	$24,162	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
September 30, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2010	$ 3,400	$ 0	$ 0	$ 3,400
September 30, 2009	$ 3,400	$ 0	$ 0	$ 3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Cathryn P. Steeves	Nuveen New York Select Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Cathryn P. Steeves	Registered Investment Company	44	$8.059 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0
*	Assets are as of September 30, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of September 30, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,256 securities with an aggregate current market value of $ 1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.  In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Cathryn Steeves	Nuveen New York Select Quality Municipal Fund, Inc.	$0	$10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2010

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2010